UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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[REGISTRANT]

ING Asia Pacific High Dividend Equity Income Fund

ING Emerging Markets High Dividend Equity Fund

ING Global Advantage and Premium Opportunity Fund

ING Global Equity Dividend and Premium Opportunity Fund

ING Infrastructure, Industrials and Materials Fund

ING International High Dividend Equity Income Fund

ING Prime Rate Trust

ING Risk Managed Natural Resources

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

April 1, 2013

Dear Shareholder:

On behalf of the Boards of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund, ING Global Advantage and Premium Opportunity Fund, ING Global Equity Dividend and Premium Opportunity Fund, ING Infrastructure, Industrials and Materials Fund, ING International High Dividend Equity Income Fund, ING Prime Rate Trust, and ING Risk Managed Natural Resources Fund (each a “Fund,” and collectively, the “Funds”). The Annual Meeting is scheduled for 10:00 A.M., Local time, on May 6, 2013, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders will be asked to approve new investment advisory agreements for each Fund with ING Investments, LLC (“ING Investments”). Shareholders will also be asked to approve new investment sub-advisory and sub-sub-advisory agreements with ING Investment Management Co. LLC (“ING IM,” and together with ING Investments, the “ING U.S. Advisers”) or ING Investment Management Advisors, B.V., as applicable. These new advisory, sub-advisory, and sub-sub-advisory agreements arise in connection with a plan for the U.S. parent company of the ING U.S. Advisers to separate from its ultimate parent, ING Groep, N.V. At the Annual Meeting, shareholders will also be asked to approve a number of other proposals, including the election of nominees to the Board. In addition, shareholders of certain Funds will be asked to approve a new investment sub-advisory agreement with ING IM.

Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement carefully and cast your vote. It is important that your vote be received no later than May 5, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for May 6, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund, ING Global Advantage and Premium Opportunity Fund, ING Global Equity Dividend and Premium Opportunity Fund, ING Infrastructure, Industrials and Materials Fund, ING International High Dividend Equity Income Fund, ING Prime Rate Trust, and ING Risk Managed Natural Resources Fund (each a “Fund” and collectively, the “Funds”) is scheduled for 10:00 A.M., Local time on May 6, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory, sub-advisory, and sub-sub-advisory services to the Funds without interruption, a shareholder meeting is called to, among other things, approve new advisory, sub-advisory, and sub-sub-advisory agreements.

At the Annual Meeting, shareholders will be asked:

1.             To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.             To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.             To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, B.V. (“IIMA”) with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.             To approve a new investment sub-sub-advisory agreement between ING IM and IIMA with respect to ING International High Dividend Equity Income Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

5.             To elect five nominees to the Boards of Trustees of certain Funds;

6.             To elect 13 nominees to the Board of Trustees of ING Prime Rate Trust;

7.             To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds; and

8.             To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Annual Meeting. The Board recommends that you vote “FOR” each of the Proposals.

Shareholders of record as of the close of business on February 12, 2013 are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than May 5, 2013, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Annual Meeting.

By Order of the Boards of Trustees

Huey P. Falgout, Jr.
Secretary

April 1, 2013

PROXY STATEMENT

April 1, 2013

Annual Meeting of Shareholders

Scheduled for May 6, 2013

ING Asia Pacific High Dividend Equity Income Fund	ING Infrastructure, Industrials and Materials Fund
ING Emerging Markets High Dividend Equity Fund	ING International High Dividend Equity Income Fund
ING Global Advantage and Premium Opportunity Fund	ING Prime Rate Trust
ING Global Equity Dividend and Premium Opportunity Fund	ING Risk Managed Natural Resources Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 6, 2013

This Proxy Statement and Notice of Annual Meeting are available at www.proxyvote.com/ing

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TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
What Proposals will be considered at the Annual Meeting?	1
Who is eligible to vote?	2
How do I vote?	2
When and where will the Annual Meeting be held?	2
How can I obtain more information about a Fund?	2
Impact of the Separation Plan	4
What is the Separation Plan?	4
Why do the investment advisory, sub-advisory, and sub-sub-advisory agreements terminate?	4
Will the Separation Plan change how the Funds are managed?	5
How will the Separation Plan affect the service providers to the Funds?	5
Proposal One — Approval of the Proposed Advisory Agreement	7
What is Proposal One?	7
Who is the Funds’ investment adviser?	7
What are the terms of the Proposed Advisory Agreement?	7
What is the recommendation of the Board?	8
What is the required vote?	9
What happens if shareholders do not approve Proposal One?	9
Proposal Two —Approval of the Proposed ING IM Sub-Advisory Agreement	10
What is Proposal Two?	10
Who is the ING IM Funds’ sub-adviser?	10
What are the terms of the Proposed ING IM Sub-Advisory Agreement?	10
What is the recommendation of the Board?	11
What is the required vote?	11
What happens if shareholders do not approve Proposal Two?	11
Proposal Three — Approval of the Proposed IIMA Sub-Advsiory Agreement	12
What is Proposal Three?	12
Who is the IIMA Funds’ sub-adviser?	12
What are the terms of the Proposed IIMA Sub-Advisory Agreement?	12
What is the recommendation of the Board?	13
What is the required vote?	13
What happens if shareholders do not approve Proposal Three?	13
Proposal Four — Approval of the Proposed IIMA Sub-Sub-Advisory Agreement	14
What is Proposal Four?	14
Who is the IID’s sub-adviser?	14
What are the terms of the Proposed IIMA Sub-Sub-Advisory Agreement?	14
What is the recommendation of the Board?	15
What is the required vote?	15
What happens if shareholders do not approve Proposal Four?	15
Separation Plan — Factors Considered by the Board	16
Proposal Five — Election of the 2013 Nominees	20
What is Proposal Five?	20
Who are the Classified Board Nominees and what are their qualifications?	21
Who are the remaining Trustees?	21
What is the required vote?	22
What is the recommendation of the Board?	22
Proposal Six — Election of the PPR Nominees	23
What is Proposal Six?	23
Who are the PPR Nominees and what are their qualifications?	23
What is the required vote?	25
What is the recommendation of the Board?	25
Further Information about the Trustees and Officers	26
How long will the Trustees serve on the Board?	26
What are the Trustees paid for their services?	26
Do the Independent Trustees and the Nominees own shares of the Funds or certain affiliate entities?	26
How is the Board Structured?	27
How often does the Board meet?	29
Who are the officers of the Funds?	30
What are the officers paid for their services?	30
Proposal Seven — Approval of the New ING IM Sub-Advisory Agreement	31

What is Proposal Seven?	31
Who is the ING IM Fund’s sub-adviser?	31
What will ING IM’s role be with respect to the New ING IM Funds?	31
Why is a new sub-advisory arrangement proposed?	31
What are the terms of the Proposed New ING IM Sub-Advisory Agreement?	31
What is the recommendation of the Board?	32
What factors were considered by the Board?	32
What is the required vote?	33
What happens if shareholders do not approve Proposal Seven?	33
General Information	34
Who is asking for my vote?	34
How is my proxy being solicited?	34
What happens to my proxy once I submit it?	34
Can I revoke my proxy after I submit it?	34
What are the voting rights and quorum requirements?	34
Who are the Funds’ independent public accountants?	35
Section 16(a) Beneficial Ownership Reporting Compliance	35
What is the deadline for submitting a shareholder proposal for the Funds’ 2013 Annual Meeting?	35
How can Shareholders send communications to the Board?	36
What if a proposal that is not in the Proxy Statement comes up at the Annual Meeting?	36
Who pays for this Proxy Solicitation?	36
Appendix A: Portfolio Managers	37
Appendix B: Principal Executive Officers	38
Appendix C: Fees Paid to Affiliates of the Adviser	39
Appendix D: Form of Proposed Advisory Agreement	40
Appendix E: Advisory Agreement Information	44
Appendix F: Compensation Paid to the Adviser by Investment Companies with Similar Investment Objectives	45
Appendix G: Form of Proposed ING IM Sub-Advisory Agreement	47
Appendix H: Sub-Advisory and Sub-Sub-Advisory Agreement Information	55
Appendix I: Compensation Paid to ING IM by Investment Companies with Similar Investment Objectives	56
Appendix J: Form of Proposed IIMA Sub-Advisory and Sub-Sub-Advisory Agreements	58
ING Asia Pacific High Dividend Equity Income Fund	58
ING Emerging Markets High Dividend Equity Fund	64
ING Global Advantage and Premium Opportunity Fund	71
ING Global Equity Dividend and Premium Opportunity Fund	78
ING International High Dividend Equity Income Fund	84
Appendix K: Compensation Paid to IIMA by Investment Companies with Similar Investment Objectives	92
Appendix L: Board Consideration of Advisory, sub-advisory, and sub-sub-advisory Contracts on November 29, 2012	93
Overview of the Contract Renewal and Approval Process	93
Nature, Extent, and Quality of Service	94
Fund Performance	96
Economies of Scale	96
Information Regarding Services to Other Clients	96
Fee Rates and Profitability	96
Appendix M: Nominees	98
Appendix N: Trustee Compensation	100
Appendix O: Trustee and Nominee Ownership of Fund Securities	101
Appendix P: Officer Information	102
Appendix Q: Shares Outstanding as of the Record Date	104
Appendix R: Beneficial Ownership as of the Record Date	105
Appendix S: Fees Paid to the Independent Registered Public Accountants	106

INTRODUCTION

ING Asia Pacific High Dividend Equity Income Fund (“IAE”)	ING Infrastructure, Industrials and Materials Fund (“IDE”)
ING Emerging Markets High Dividend Equity Fund (“IHD”)	ING International High Dividend Equity Income Fund (“IID”)
ING Global Advantage and Premium Opportunity Fund (“IGA”)	ING Prime Rate Trust (“PPR”)
ING Global Equity Dividend and Premium Opportunity Fund (“IGD”)	ING Risk Managed Natural Resources Fund (“IRR”)

(each a “Fund,” and collectively, the “Funds”)

What is happening?

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments” or “Adviser”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory or sub-sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. At any such Change of Control Event, the advisory and sub-advisory agreements for each Fund would automatically terminate. For more information on the Separation Plan and its effect on the Funds, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory, sub-advisory, and sub-sub-advisory services provided to the Funds can continue uninterrupted, shareholders are asked to approve a new advisory agreement with the adviser, ING Investments, as well as new sub-advisory agreements for each Fund with ING IM or ING Investment Management Advisors, B.V. (“IIMA”), or a sub-sub-advisory agreement between ING IM and IIMA, as applicable. (Currently, IIMA is an indirect, wholly owned subsidiary of ING Groep, but is not a subsidiary of ING U.S.) Shareholders are asked to approve these new agreements effective upon shareholder approval or the close of the IPO, whichever is later. As part of the same proposals, shareholders are also voting to approve any future advisory, sub-advisory, and sub-sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory, sub-advisory, and sub-sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory, sub-advisory, and sub-sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory, sub-advisory, and sub-sub-advisory agreements; and (3) the future advisory, sub-advisory, and sub-sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

In addition to approving the agreements required in connection with the Separation Plan, shareholders are asked to approve a number of additional proposals that are discussed in more detail in Proposals Five through Seven. As discussed in Proposal Five, shareholders are asked to elect five nominees to the Boards of Trustees of IAE, IDE, IGA, IGD, IHD, IID, and IRR. In Proposal Six, shareholders are asked to elect 13 nominees to the Board of Trustees of PPR (together, with the Boards of IAE, IDE, IGA, IGD, IHD, IID, and IRR, the “Board”). In Proposal Seven, shareholders of certain Funds will be asked to approve new sub-advisory agreements with ING IM.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (“Proxy Ballot”) for a Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of the Annual Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is asked to provide voting instructions in connection with their shares.

What Proposals will be considered at the Annual Meeting?

At the meeting of shareholders (the “Annual Meeting”), shareholders are asked:

1.              To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, B.V. (“IIMA”) with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To approve a new investment sub-sub-advisory agreement between ING IM and IIMA with respect to ING International High Dividend Equity Income Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

5.              To elect five nominees to the Boards of Trustees of certain Funds;

6.              To elect 13 nominees to the Board of Trustees of ING Prime Rate Trust;

7.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds; and

8.              To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which proposals shareholders of each Fund are asked to approve at the Annual Meeting.

Portfolio	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five	Proposal Six	Proposal Seven
ING Asia Pacific High Dividend Equity Income Fund	✓		✓		✓		✓
ING Emerging Markets High Dividend Equity Fund	✓		✓		✓		✓
ING Global Advantage and Premium Opportunity Fund	✓	✓	✓		✓
ING Global Equity Dividend and Premium Opportunity Fund	✓		✓		✓		✓
ING Infrastructure, Industrials and Materials Fund	✓	✓			✓
ING International High Dividend Equity Income Fund	✓	✓		✓	✓
ING Prime Rate Trust	✓	✓				✓
ING Risk Managed Natural Resources Fund	✓	✓			✓

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on February 12, 2013 (the “Record Date”) are eligible to vote their shares. Please see the section entitled “General Information” for a more detailed discussion of voting procedures.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Annual Meeting. You can vote your shares in person at the Annual Meeting. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

If you require additional information regarding the Annual Meeting, you may contact the Proxy Solicitor toll-free at (800) 848-2998. Please see the section entitled “General Information” for more information on the Proxy Solicitor.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 A.M., Local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held at the above location. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the annual report and semi-annual report for each Fund is available, without charge on the Internet at http://www.ingfunds.com/lit or by contacting the Funds at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact the Funds at the address or phone number listed above.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveenseweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S. constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the United States the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities, and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is located at 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser, ING IM, and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and ING IM’s loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly-held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 (“1934 Act”) as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Why do the investment advisory, sub-advisory, and sub-sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory or sub-sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering.  Indeed, the IPO is not expected to constitute a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing advisory, sub-advisory, and sub-sub-advisory agreements for each Fund. In order to ensure that the existing investment advisory, sub-advisory, and sub-sub-advisory services can continue uninterrupted, the Board has approved new advisory, sub-advisory, and sub-sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders are asked to approve these new agreements for each Fund, as applicable. These agreements are described in Proposals One through Four of this Proxy Statement.

As part of Proposals One through Four, shareholders are also voting to approve any future advisory, sub-advisory, and sub-sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory, sub-advisory, and sub-sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory, sub-advisory, and sub-sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory, sub-advisory, and sub-sub-advisory agreements; and (3) the future advisory, sub-advisory, and sub-sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future advisory, sub-advisory, and sub-sub-advisory agreements as part of the same vote on new advisory, sub-advisory, and sub-sub-advisory agreements which have been approved by the Board and which are described later in this Proxy Statement.  This is because the IPO and subsequent Change of Control Events will be incremental, related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep.  Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Funds to maintain the uninterrupted services of the Adviser and its sub-advisers (and the sub-sub-adviser in the case of IID) without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.  Seeking shareholder approval at this time provides shareholders the opportunity to vote when the first significant change in ownership of ING U.S. is expected to occur under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company.  The Adviser and certain of its affiliates have submitted a letter to the staff of the SEC seeking the agreement of the staff that it would not object if the Funds and other investment companies in the complex of investment companies managed by the Adviser or its affiliates (the “ING Fund Complex”) seek shareholder approval for the new and future agreements under the Separation Plan as described in this proxy statement, although there can be no assurance that the SEC staff will agree to this request.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory, sub-advisory, or sub-sub-advisory agreement, any shareholder approval received at the Annual Meeting would no longer be valid to approve future advisory, sub-advisory, and sub-sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the advisory, sub-advisory, and sub-sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new advisory, sub-advisory, and sub-sub-advisory agreements to permit the advisers and sub-advisers to continue to provide services to the Funds.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory, sub-advisory, or sub-sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory, sub-advisory, or sub-sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and the Adviser has represented to the Board its intent not to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how the Funds are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Funds. If shareholders approve the advisory, sub-advisory, and sub-sub-advisory agreements in Proposals One through Four, the portfolio managers for each Fund, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the Funds. In addition, the personnel responsible for the management operations of the Funds, including the Funds’ officers, are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Fund; however, the names of the Funds may change in the future to reflect a change in name of ING Investments, ING IM, or IIMA. The brand or company name under which ING U.S. and its subsidiaries will operate is currently being evaluated and will be announced at a later date. Shareholders will be notified of any change in the name of a Fund.

How will the Separation Plan affect the service providers to the Funds?

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to each Fund. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of December 31, 2012, ING Investments oversees approximately $46.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, ING Investments is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING Investments may no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as a sub-adviser to each Fund listed in Proposal Two. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

Currently, ING IM is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING IM may no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING IM.

ING Investment Management Advisors, B.V.

IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA serves as sub-adviser to each Fund listed in Proposal Three and as sub-sub-adviser to IID. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and the United States. The principal office of IIMA is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012, IIMA had approximately $3.7 billion in assets under management.

Currently IIMA is an indirect, wholly owned subsidiary of ING Groep, but is not a subsidiary of ING U.S. Consequently, following the completion of the Separation Plan, IIMA will no longer be under common control with ING Investments and ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of IIMA.

The Restructuring Plan may involve one or more Change of Control Events for IIMA, some of which may or may not be the same time as Change of Control Events that occur in connection with the Separation Plan. A Change of Control Event for IIMA would result in the termination of the then current sub-advisory or sub-sub-advisory agreement

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to each Fund. See Appendix C for the amounts paid by each Fund to the Administrator over the most recently completed fiscal year.

ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to IGA, IGD, IRR, and PRT. See Appendix C for the fees paid by each of these Funds to the Distributor over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, the Administrator and Distributor are indirect, wholly owned subsidiaries of ING U.S. and ING Groep. After the close of the IPO, the Administrator and Distributor may no longer be wholly owned by ING Groep, but will continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE — APPROVAL OF THE PROPOSED ADVISORY AGREEMENT

ING Asia Pacific High Dividend Equity Income Fund (“IAE”)	ING Infrastructure, Industrials and Materials Fund (“IDE”)
ING Emerging Markets High Dividend Equity Fund (“IHD”)	ING International High Dividend Equity Income Fund (“IID”)
ING Global Advantage and Premium Opportunity Fund (“IGA”)	ING Prime Rate Trust (“PPR”)
ING Global Equity Dividend and Premium Opportunity Fund (“IGD”)	ING Risk Managed Natural Resources Fund (“IRR”)
(each a “Fund,” and collectively, the “Funds”)

What is Proposal One?

Shareholders of the Funds are asked to approve a new investment advisory agreement for the Funds with ING Investments (the “Proposed Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which would result in the automatic termination of the advisory agreement between each Fund and ING Investments. Therefore, in addition to the Proposed Advisory Agreement, as part of this Proposal One, shareholders are also voting to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Funds’ investment adviser?

ING Investments serves as the investment adviser to the Funds pursuant to an advisory agreement between each Fund and ING Investments (the “Current Advisory Agreement”). If shareholders approve Proposal One, ING Investments would continue to serve as investment adviser to the Funds. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Advisory Agreement?

The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Advisory Agreement included in Appendix D. The Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement and identical with respect to the terms discussed below, unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Funds are proposed in connection with Proposal One. Appendix E includes the fee schedules for each Fund. Appendix F provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal One.

With respect to PPR, both the Current and Proposed Advisory Agreements provide that ING Investments is appointed to render investment advice and investment management services with respect to the assets of PPR. Furthermore, ING Investments shall: (1) furnish PPR with advice and recommendations with respect to the investment of PPR’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations; (2) furnish PPR with reports, statements and other data on securities, economic conditions, and other pertinent subjects which the Board may request; (3) permit its officers and employees to serve without compensation as Trustees of PPR if elected to such positions; and (4) in general superintend and manage the investments of PPR, subject to the ultimate supervision and direction of the Board.

With respect to the following Funds: IHD, IDE, and IID (collectively, the “Funds I”), both the Current and Proposed Advisory Agreements provide that ING Investments shall, except as otherwise noted in both Agreement, render or make available all services needed for the management of the investment operations of the Funds I.

With respect to the following Funds: IAE, IGA, IGD, and IRR (collectively, the “Funds II”), both the Current and Proposed Advisory Agreements provide that ING Investments shall, except as otherwise noted in both Agreements, render or make available all administrative services needed for the management and operation of the Funds II.

With respect to the Funds I and Funds II (together, the “Global Closed End Funds”) both the Current and Proposed Advisory Agreements appoint ING Investments to render investment advice and investment services with respect to the assets of the Global Closed End Funds, subject to the supervision and direction of the Board. Specifically, ING Investments shall: (1) furnish the Global Closed End Fund with advice and recommendations with respect to the investment of the Global Closed End Funds’ assets and the purchase and sale of their portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations; (2) furnish the Global Closed End Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request; (3) furnish such office space and personnel as is needed by the Global Closed End Funds; and (4) in general superintend and manage the investments of the Global Closed End Funds, subject to the ultimate supervision and direction of the Board.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint other investment advisory firms (each a “Sub-Adviser”) are proposed in connection with Proposal One.

Both the Current and Proposed Advisory Agreements for the Funds I specifically permit ING Investments to delegate certain advisory services to Sub-Advisers. The Current Advisory Agreement for PPR and the Funds II, however, does not specifically address the appointment of Sub-Advisers. From time to time, ING Investments may recommend the appointment of additional Sub-Advisers or replacement of unaffiliated Sub-Advisers to the Board. Therefore, the Proposed Advisory Agreement for PPR and the Funds II specifically provides that ING Investments may delegate certain advisory services to Sub-Advisers.

The Proposed Advisory Agreement for each of the Funds identifies additional services that ING Investments provides with respect to each Sub-Adviser. Specifically, ING Investments shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding each Sub-Adviser; (2) review and consider any changes in the personnel, ownership, or senior management of each Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the sub-advisory agreement; and (5) if appropriate, identify potential successors to or replacements of a Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Advisory Agreement does not contain similar specific terms.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, ING Investments shall not be subject to liability to the Funds, or to any shareholder of the Funds, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by Funds.

Additionally, both the Current and Proposed Advisory Agreements provide that ING Investments agrees to reimburse the Funds for any and all costs, expenses, and counsel and Trustees’ fees reasonably incurred by the Funds in the preparation, printing and distribution of proxy statements, amendments to their Registration Statements, the holding of meetings of their shareholders or Trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the SEC) which the Funds incur as a result of action or inaction of ING Investments, where the action or inaction necessitating such expenditures: (1) is directly or indirectly related to any transactions or proposed transaction in the shares or control of ING Investments or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control), which shall have been undertaken without the prior, express approval of the Board; or (2) is within the sole control of ING Investments or any of its affiliates or any of their officers, directors, employees or shareholders. Furthermore, ING Investments shall not be obligated to reimburse the Funds for any expenditures related to the institution of an administrative proceeding or civil litigation by the Funds or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of ING Investments or any of its affiliates from the sale of his shares of ING Investments, or similar matters. Lastly, both the Current and Proposed Advisory Agreements provide that no provision of the Agreements shall be construed to protect any director or officer of the Funds, or ING Investments, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Term and Continuance. After an initial two-year term, the Proposed Advisory Agreement would continue in effect from year to year so long as such continuance is approved at least annually by: (1) the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; and (2) the vote of a majority of the Trustees of the Fund who are not parties to the Proposed Advisory Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Advisory Agreement.  Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Fund on 60 days’ written notice to ING Investments, or by ING Investments on 60 days’ written notice to the Funds. The Current Advisory Agreement provides for the same terms with respect to termination as the Proposed Advisory Agreement.

For more information on when the Current Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed Advisory Agreement and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Funds’

shareholders vote “FOR” Proposal One to appoint ING Investments as investment adviser to the Funds and implement the Proposed Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Advisory Agreement by shareholders of a Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Fund will vote separately on Proposal One and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal One?

If the shareholders of a Fund do not approve Proposal One and no Change of Control Event occurs, ING Investments would continue to serve as adviser to that Fund under the Current Advisory Agreement and any existing sub-adviser or sub-sub-adviser would continue to be able to serve the Fund under the current agreement.

If the shareholders of a Fund do not approve Proposal One and a Change of Control Event occurs, the Current Advisory Agreement and current sub-advisory and sub-sub-advisory agreements with respect to that Fund would terminate and ING Investments would not be able to serve as adviser or enter into any sub-advisory or sub-sub-advisory agreement for the Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory, sub-advisory, and sub-sub-advisory agreements (as applicable), entering into interim advisory, sub-advisory, and/or sub-sub-advisory agreements with a duration of no more than 150 days, liquidation of the Fund, or reorganizing the Fund with and into another investment company in the ING Fund Complex.

PROPOSAL TWO —APPROVAL OF THE PROPOSED ING IM SUB-ADVISORY AGREEMENT

ING Global Advantage and Premium Opportunity Fund (“IGA”)	ING Prime Rate Trust (“PPR”)
ING Infrastructure, Industrials and Materials Fund (“IDE”)	ING Risk Managed Natural Resources Fund (“IRR”)
ING International High Dividend Equity Income Fund (“IID”)
(each an “ING IM Fund,” and collectively, the “ING IM Funds”)

What is Proposal Two?

Shareholders of the ING IM Funds are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed ING IM Sub-Advisory Agreement”) to ensure that existing investment sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed ING IM Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments. Therefore, in addition to the Proposed ING IM Sub-Advisory Agreement, as part of this Proposal Two, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements, and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the ING IM Funds’ sub-adviser?

ING IM serves as the investment sub-adviser to each ING IM Fund pursuant to a sub-advisory agreement between ING IM and ING Investments (the “Current ING IM Sub-Advisory Agreement”). If shareholders approve Proposal Two, ING IM would continue to serve as investment sub-adviser to the ING IM Funds. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

The description of the Proposed ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed ING IM Sub-Advisory Agreement included in Appendix G. The Proposed ING IM Sub-Advisory Agreement is substantially similar to the Current ING IM Sub-Advisory Agreement. As part of a larger effort to update and achieve more consistent investment sub-advisory agreements across the ING Fund Complex, the Proposed ING IM Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed ING IM Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for the ING IM Funds are proposed in connection with Proposal Two. ING Investments, and not the Funds, is responsible for paying any fees due under the Current and Proposed ING IM Sub-Advisory Agreements. Appendix H includes the sub-advisory fee schedules for each ING IM Fund. Appendix I provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed ING IM Sub-Advisory Agreements are proposed in connection with Proposal Two.

Both the Current and Proposed ING IM Sub-Advisory Agreements appoint ING IM to act as the investment sub-adviser to each ING IM Fund and provide its services in accordance with each Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Current and Proposed ING IM Sub-Advisory Agreements provide that, subject to the supervision of the Board, ING IM will provide a continuous investment program for each ING IM Fund and determine in its discretion the composition of the assets of each ING IM Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the ING IM Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each ING IM Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the ING IM Fund, when these transactions should be executed, and what portion of the assets of the ING IM Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each ING IM Fund, ING IM shall make decisions for the ING IM Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed ING IM Sub-Advisory Agreements are proposed in connection with Proposal Two.

With respect to IAE, IHD, IGA, IGD, and IDE, both the Current and Proposed ING IM Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM: (1) shall bear no responsibility and shall not be subject to liability for any act or omission respecting the relevant ING IM Fund; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the ING IM Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

With respect to PPR and IRR, both the Current and Proposed ING IM Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM: (1) shall bear no responsibility and shall not be subject to liability for any act or omission respecting the relevant Fund; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the ING IM Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

With respect to IID, both the Current and Proposed ING IM Sub-Advisory Agreements provide that other than in cases where damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of ING IM, or by reason of its reckless disregard of obligations and duties, the ING IM is not responsible for any damage that the Fund, ING Investments or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to the Sub-Advisory Agreement or other employees or agents of ING IM. Furthermore, neither ING IM nor ING Investments shall be liable for any losses caused by force majeure, riot, war, or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

Term and Continuance. After an initial two-year term, the Proposed ING IM Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the ING IM Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed ING IM Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed ING IM Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current ING IM Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed ING IM Sub-Advisory Agreement.  Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. The Proposed ING IM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Fund; or (3) ING Investments. ING IM may terminate the Proposed ING IM Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the ING IM Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed ING IM Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed ING IM Sub-Advisory Agreement. The Current ING IM Sub-Advisory Agreement provides for the same terms with respect to termination as the Proposed ING IM Sub-Advisory Agreement.

For more information on when the Current ING IM Sub-Advisory Agreement was last approved by shareholders, please see Appendix H.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed ING IM Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Four. The Board is therefore recommending that each ING IM Fund’s shareholders vote “FOR” Proposal Two to appoint ING IM as sub-adviser to the ING IM Funds and implement the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan-Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed ING IM Sub-Advisory Agreement by shareholders of an ING IM Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each ING IM Fund will vote separately on Proposal Two and all shareholders of all classes of shares of an ING IM Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Two?

If the shareholders of an ING IM Fund do not approve Proposal Two and no Change of Control Event occurs, ING IM would continue to serve as sub-adviser under the Current Sub-Advisory Agreement. If the shareholders of an ING IM Fund do not approve Proposal Two and a Change of Control Event occurs, the Current ING IM Sub-Advisory Agreement would terminate. In that event, ING IM would not be able to serve that ING IM Fund as a sub-adviser under the Proposed ING IM Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by ING Investments.

PROPOSAL THREE — APPROVAL OF THE PROPOSED IIMA SUB-ADVSIORY AGREEMENT

ING Asia Pacific High Dividend Equity Income Fund (“IAE”)	ING Global Advantage and Premium Opportunity Fund (“IGA”)
ING Emerging Markets High Dividend Equity Fund (“IHD”)	ING Global Equity Dividend and Premium Opportunity Fund (“IGD”)
(each an “IIMA Fund,” and collectively, the “IIMA Funds”)

What is Proposal Three?

Shareholders of the IIMA Funds are asked to approve a new investment sub-advisory agreement between ING Investments and IIMA (the “Proposed IIMA Sub-Advisory Agreement”) to ensure that existing investment sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed IIMA Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between IIMA and ING Investments terminates. Therefore, in addition to the Proposed IIMA Sub-Advisory Agreement, as part of this Proposal Three, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the IIMA Funds’ sub-adviser?

IIMA serves as the investment sub-adviser to each IIMA Fund pursuant to a sub-advisory agreement between IIMA and ING Investments (the “Current IIMA Sub-Advisory Agreement”). If shareholders approve Proposal Three, IIMA would continue to serve as investment sub-adviser to the IIMA Funds. For more information on IIMA and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed IIMA Sub-Advisory Agreement?

The description of the Proposed IIMA Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIMA Sub-Advisory Agreement included in Appendix J. The Proposed IIMA Sub-Advisory Agreement is substantially identical to the Current IIMA Sub-Advisory Agreement, except that the Proposed IIMA Sub-Advisory Agreement will provide for different effective dates and durations.

Fees. No changes to the fee schedules for the IIMA Funds are proposed in connection with Proposal Three. ING Investments, and not the IIMA Funds, is responsible for paying any fees due under the Current and Proposed IIMA Sub-Advisory Agreement. Appendix H includes the fee schedules for the IIMA Funds. Appendix K provides information on the compensation paid to IIMA with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by IIMA as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal Three.

Both the Current and Proposed IIMA Sub-Advisory Agreements appoint IIMA to act as the investment sub-adviser and manager to each IIMA Fund and provide its services in accordance with each IIMA Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, both the Current and Proposed IIMA Sub-Advisory Agreements provide that, subject to the supervision of the Board, IIMA will provide a continuous investment program for each IIMA Fund and determine in its discretion the composition of the assets of each IIMA Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the IIMA Fund. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each IIMA Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the IIMA Fund, when these transactions should be executed, and what portion of the assets of the IIMA Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each IIMA Fund, IIMA shall make decisions for the IIMA Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal Three.

Both the Current and Proposed IIMA Sub-Advisory Agreements provide that, other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of IIMA, or by reason of its reckless disregard of its obligations and duties, IIMA is not responsible for any damage that the IIMA Fund, ING Investments or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to the IIMA Sub-Advisory Agreement, other than employees or agents of IIMA. Furthermore, both the Current and Proposed IIMA Sub-Advisory Agreements provide that no party shall be liable for any losses caused by force majeure, riot, war, or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

Term and Continuance. After an initial two-year term, the Proposed IIMA Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority”

(as defined in the 1940 Act) of the IIMA Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIMA Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed IIMA Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current IIMA Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed IIMA Sub-Advisory Agreement.  Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. No changes to the termination provisions under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal Three. The Proposed IIMA Sub-Advisory Agreement may be terminated with respect to an IIMA Fund: (1) by ING Investments at any time, upon 60 days’ written notice to IIMA and the IIMA Fund; or (2) at any time without payment of any penalty by the IIMA Fund, by the Board of Trustees or a majority of the outstanding voting securities of the IIMA Fund, upon 60 days’ written notice to ING Investments and IIMA.

With respect to IAE and IGD, the Proposed IIMA Sub-Advisory Agreement may also be terminated by IIMA upon three months’ written notice, unless the IIMA Fund or ING Investments requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed IIMA Sub-Advisory Agreement at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or ING Investments cease to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under its Advisory Agreement with the IIMA Fund, or in the event that IIMA does not receive compensation for its services from ING Investments or the IIMA Fund as required by the terms of the Proposed IIMA Sub-Advisory Agreement.

With respect to IGA and IHD, the Proposed IIMA Sub-Advisory Agreement may also be terminated by IIMA upon thirty days’ written notice to the IIMA Fund and ING Investments. After termination of the Proposed IIMA Sub-Advisory Agreement, ING Investments and IIMA will consult together on the proper completion of the services and transfer of IIMA’s duties under the Agreement to ING Investments or a third party; provided, however, that IIMA may terminate the Proposed IIMA Sub-Advisory Agreement at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments or the IIMA Fund becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed IIMA Sub-Advisory Agreement, or in the event that IIMA does not receive compensation for its services from ING Investments as required by the terms of the Proposed IIMA Sub-Advisory Agreement.

For more information on when the Current IIMA Sub-Advisory Agreement was last approved by shareholders, please see Appendix H.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed IIMA Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Three. The Board is therefore recommending that each IIMA Fund’s shareholders vote “FOR” Proposal Three to appoint IIMA as sub-adviser to the IIMA Funds and implement the Proposed IIMA Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed IIMA Sub-Advisory Agreement by shareholders of an IIMA Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each IIMA Fund will vote separately on Proposal Three and all shareholders of all classes of shares of an IIMA Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Three?

If the shareholders of an IIMA Fund do not approve Proposal Three and no Change of Control Event occurs, IIMA would continue to serve as sub-adviser under the Current Sub-Advisory Agreement. If the shareholders of an IIMA Fund do not approve Proposal Three and a Change of Control Event occurs, the Current IIMA Sub-Advisory Agreement would terminate. In that event IIMA would not be able to serve that IIMA Fund as a sub-adviser under the Proposed IIMA Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by ING Investments.

PROPOSAL FOUR — APPROVAL OF THE PROPOSED IIMA SUB-SUB-ADVISORY AGREEMENT

ING International High Dividend Equity Income Fund (“IID”)

What is Proposal Four?

Shareholders of IID are asked to approve a new investment sub-sub-advisory agreement between ING IM and IIMA (the “Proposed IIMA Sub-Sub-Advisory Agreement”) to ensure that existing investment sub-sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed IIMA Sub-Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-sub-advisory agreement between IIMA and ING IM. Therefore, in addition to the Proposed IIMA Sub-Sub-Advisory Agreement, as part of this Proposal Four, shareholders are also voting to approve any future sub-sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-sub-advisory agreements; and (3) the future sub-sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the IID’s sub-adviser?

IIMA serves as the sub-sub-adviser to IID pursuant to a sub-sub-advisory agreement between IIMA and ING IM (the “Current IIMA Sub-Sub-Advisory Agreement”). If shareholders approve Proposal Four, IIMA would continue to serve as investment sub-sub-adviser to the IIMA Funds. For more information on IIMA and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed IIMA Sub-Sub-Advisory Agreement?

The description of the Proposed IIMA Sub-Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIMA Sub-Sub-Advisory Agreement included in Appendix J. The Proposed IIMA Sub-Sub-Advisory Agreement is substantially identical to the Current IIMA Sub-Sub-Advisory Agreement, except that the Proposed IIMA Sub-Sub-Advisory Agreement will provide for different effective dates and durations.

Fees. No changes to the fee schedules for IID are proposed in connection with Proposal Four. ING IM, and not IID, is responsible for paying any fees due under the Current and Proposed IIMA Sub-Sub-Advisory Agreement. Appendix H includes the fee schedule for IID. Appendix K provides information on the compensation paid to IIMA with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by IIMA as specified under the Current and Proposed IIMA Sub-Sub-Advisory Agreements are proposed in connection with Proposal Four.

Both the Current and Proposed IIMA Sub-Sub-Advisory Agreements appoint IIMA to act as the investment adviser and manager to IID and provide its services in accordance with IID’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Current and Proposed IIMA Sub-Sub-Advisory Agreements provide that, subject to the supervision of the Board, IIMA will provide a continuous investment program for IID and determine in its discretion the composition of the assets of IID, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in IID. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of IID’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for IID, when these transactions should be executed, and what portion of the assets of IID should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of IID, IIMA shall make decisions for IID as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed IIMA Sub-Sub-Advisory Agreements are proposed in connection with Proposal Four.

Both the Current and Proposed IIMA Sub-Sub-Advisory Agreements provide that, other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of IIMA, or by reason of its reckless disregard of its obligations and duties, IIMA is not responsible for any damage that IID, ING Investments or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to the IIMA Sub-Sub-Advisory Agreement, other than employees or agents of IIMA. Furthermore, both the Current and Proposed IIMA Sub-Sub-Advisory Agreements provide that no party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

Term and Continuance. After an initial two-year term, the Proposed IIMA Sub-Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of IID’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIMA Sub-Sub-Advisory Agreement nor

“interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed IIMA Sub-Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current IIMA Sub-Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed IIMA Sub-Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. No changes to the termination provisions under the Current and Proposed IIMA Sub-Sub-Advisory Agreements are proposed in connection with Proposal Four. The Proposed IIMA Sub-Sub-Advisory Agreement may be terminated with respect to IID: (1) by ING IM at any time, upon 60 days’ written notice to IIMA and IID; or (2) at any time without payment of any penalty by IID, by the Board or a majority of the outstanding voting securities of IID, upon 60 days’ written notice to ING IM and IIMA. The Proposed IIMA Sub-Sub-Advisory Agreement may also be terminated by IIMA upon three months’ written notice, unless IID or ING IM requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed IIMA Sub-Sub-Advisory Agreement at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or ING IM cease to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING IM becomes bankrupt or otherwise incapable of carrying out its obligations under its Advisory Agreement with IID, or in the event that IIMA does not receive compensation for its services from ING IM or IID as required by the terms of the Proposed IIMA Sub-Sub-Advisory Agreement

For more information on when the Current IIMA Sub-Sub-Advisory Agreement was last approved by shareholders, see Appendix J.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013, meeting, unanimously approved the Proposed IIMA Sub-Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Four. The Board is therefore recommending that the IID’s shareholders vote “FOR” Proposal Four to appoint IIMA as sub-sub-adviser to IID and implement the Proposed IIMA Sub-Sub-Advisory Agreement, as discussed in this Proxy Statement.

What is the required vote?

Approval of the Proposed IIMA Sub-Sub-Advisory Agreement by shareholders of IID requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Only shareholders of IID will vote on Proposal Four and all shareholders of all classes of shares of IID will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Four?

If the shareholders of IID do not approve Proposal Four and no Change of Control Event occurs, IIMA would continue to serve as sub-sub-adviser under the Current Sub-Sub-Advisory Agreement. If the shareholders of IID do not approve Proposal Four and a Change of Control Event occurs, the Current IIMA Sub-Sub-Advisory Agreement would terminate. In that event, IIMA would not be able to serve IID as a sub-sub-adviser under the Proposed IIMA Sub-Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, entering into an interim sub-sub-advisory agreement with a duration of no more than 150 days, appointment of a different sub-sub-adviser, or direct management by ING IM.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn would result in the automatic termination of each of the current advisory agreements, current sub-advisory agreements and current sub-sub-advisory agreements, including those sub-advisory and sub-sub-advisory agreements with IIMA (together with ING IM, the “Sub-Advisers”) (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve the proposed advisory agreements, the proposed sub-advisory agreements, and proposed sub-sub-advisory agreements (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Funds were based on a determination by the Board that it would be in the best interests of the shareholders of each Fund for ING Investments and the Sub-Advisers to continue providing investment advisory, sub-advisory, sub-sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by ING Investments and its counsel that ING Investments is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by ING Investments the Sub-Advisers under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, the Board concluded, in light of all factors it considered that the approval of the Current Agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to ING Investments and its affiliates and third party sub-advisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by ING Investments and its affiliates with respect to their services to each Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix L to this Proxy Statement.

In connection with its approval of the Proposed Agreements on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012, approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by ING Investments’ president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified in Appendix L, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Funds. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, the Advisers relating to the Separation Plan.

Between November 2012 and January 10, 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the service currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon the filing of a Registration Statement on Form S-1 by ING U.S. on November 9, 2012 (the “Form S-1”), the following actions were taken and considered by or on behalf of the Board:

1.              The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates LLP (“K&L Gates”), legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.              The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help to oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.              The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to ING Investments and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change in Control Events.

4.              The Board received and evaluated written responses from ING Investments and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.              The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of ING Investments and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at ING IM. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.              The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: (1) the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); (3) the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and (4) other information provided by ING Investments and its affiliates.

7.              K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by ING Investments and its affiliates, including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.              The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by ING Investments and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to ING Investments and its affiliates a series of follow-up information requests.

9.              Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that ING Investments and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and (2) throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by ING Investments and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.       The Board considered representations by ING Investments and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from ING Investments, ING IM, and IIMA following the Change of Control Events contemplated by the Separation Plan.

11.       The Board considered representations by ING Investments and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.       The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, ING Investments’ representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their adviser and sub-advisers currently operate, including contractual provisions relating to fees and expenses.

13.       The Board considered representations by ING Investments and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (1) ING Investments, ING IM, and IIMA can be expected to provide services of the same nature, extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (2) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

14.       The Board considered the steps by ING Investments and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.       The Board considered that ING Investments and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.       The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.       The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and ING Investments, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.       The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as potential advantages of this divestiture to shareholders of the Funds (such as the potential increased focus on and flexibility in asset management activities, continuity of key personnel, increased opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of ING U.S.), as well as potential disadvantages of this divestiture to shareholders of the Funds (such as the resulting loss of ready access to certain services and resources of global ING Groep and the eventual loss of affiliation with the ING name brand).

19.       The Board considered peer group and benchmark investment performance comparison data relating to each Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.       The Board considered actions taken by ING Investments subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain Funds in response to requests made by the Board in connection with those approvals.

21.       The Board considered the potential benefits to be realized by ING Investments and its affiliates as a result of the Proposed Agreements.

22.       The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts during 2013 and 2014, and the Adviser has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of ING Investments and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

PROPOSAL FIVE — ELECTION OF THE 2013 NOMINEES

ING Asia Pacific High Dividend Equity Income Fund (“IAE”)	ING Infrastructure, Industrials and Materials Fund (“IDE”)
ING Emerging Markets High Dividend Equity Fund (“IHD”)	ING International High Dividend Equity Income Fund (“IID”)
ING Global Advantage and Premium Opportunity Fund (“IGA”)	ING Risk Managed Natural Resources Fund (“IRR”)
ING Global Equity Dividend and Premium Opportunity Fund (“IGD”)
(each a “Classified Board Fund,” and collectively, the “Classified Board Funds”)

What is Proposal Five?

As a shareholder of one or more of the Classified Board Funds, you are asked to consider the election of five individuals to the Boards of the Classified Board Funds (the “Classified Board”): John V. Boyer, Patricia W. Chadwick, Dr. Albert E. DePrince, Jr., Martin J. Gavin, and Sheryl K. Pressler (each a “2013 Nominee,” and collectively, the “2013 Nominees”). Shareholders are asked to elect the 2013 Nominees as Trustees effective on May 21, 2013 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified.

Each Fund’s charter document provides that the Classified Board is divided into three classes in order to limit the ability of other entities or persons to acquire control of the Funds or to change the composition of the Classified Board. At each annual meeting the term of office for one of the three classes expires and shareholders are asked to elect nominees for that class. At this Annual Meeting, the term of office for Mr. Boyer, Ms. Chadwick, and Ms. Pressler expire.

The Classified Board also has nominated Dr. DePrince and Mr. Gavin, neither of whom are current members of the Classified Board, but who serve as Trustees to other investment companies in the ING Fund Complex (the “ING Funds”). Each 2013 Nominee is an independent or disinterested person, which means they are not an “interested person” of the Classified Board Funds, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” In addition, the Classified Board appointed Joseph E. Obermeyer and Russell H. Jones as Trustees effective on the Election Effective Date.

These nominations and appointments are, in part, the result of an effort on the part of the Classified Board, another board in the ING Fund Complex, and ING Investments to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. In furtherance of this effort, a proxy statement is being sent to shareholders of other ING Funds seeking approval of the 2013 Nominees. If these proposals were all approved by shareholders, all ING Funds would be governed by a board made up of the same individuals. If the Classified Board were constituted in this manner as of March 1, 2013, it would have overseen 182 funds with combined assets of $90.9 billion.

In reaching its conclusion to pursue a consolidated Board, the current Board members focused on the best interests of shareholders of the Funds and other ING Funds for which these Board members serve in the same capacity. The Board concluded that such a consolidation likely would be in the best interests of such shareholders. In this connection, the Board considered, among other factors: (1) the potential benefits of having a common governance structure that oversees all ING Funds; (2) the additional human resources, skill sets, and experience that would be added to the Board through the consolidation; (3) the likely increase in the efficient use of human resources by management by virtue of supporting and meeting with a single consolidated board, rather than two separate boards; (4) the recognition that an increase in the efficient use of management’s human resources can ultimately redound to the benefit of shareholders, including  potential cost savings from operational enhancements; (5) anticipated reductions in certain insurance  premiums paid by the ING Fund Complex; (6) the fact that each Nominee who  is not already a member of the Board has experience as a board member of other ING Funds and, thus, is familiar with investment company board matters generally and matters relating to the ING Fund Complex in particular; (7) the willingness of ING U.S. to bear all costs relating to holding these shareholder meetings, including the costs associated with this Proposal regarding the election of Trustees (and similar proposals by other ING Funds); (8) the willingness of the Funds’ investment advisers or their affiliates to bear certain additional costs relating to the increase in Board membership in recognition of the likely benefits to be realized by management from the consolidation; and (9) the continuation of the Board’s current committee structure.  Different Board members likely gave different weight to these different factors in making their determinations regarding the board consolidation.

In addition to considering the benefits of board consolidation, the Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for Trustees, reviewed the qualifications, experience, and background of the 2013 Nominees. Based upon this review, the Nominating and Governance Committee recommended each Nominee to the Classified Board as a candidate for nomination as an Independent Trustee. At a meeting of the Classified Board held on January 10, 2013, after discussion and further consideration of the matter, the Classified Board voted to nominate the 2013 Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as an Independent Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each 2013 Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, the 2013 Nominees would serve on the following classes for each Classified Board:

	IAE	IDE	IGA	IGD	IHD	IID	IRR
Class I		✓					✓
Class II			✓	✓	✓
Class III	✓					✓

Who are the Classified Board Nominees and what are their qualifications?

Set forth below is pertinent information about each of the 2013 Nominees.

John V. Boyer has been a Trustee of the Classified Board Funds and other ING Funds since 2005. He has also served as the Chairperson of the Classified Board Funds’ International/Balanced/Fixed-Income Investment Review Committee since 2006, and prior to that, as Chairperson of the Classified Board Funds’ Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Classified Board Funds and other ING Funds since 2006. She has also served as the Chairperson of the Classified Board Funds’ Domestic Equity Funds Investment Review Committee (the “DE IRC”) since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a board member of other ING Funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Martin J. Gavin has been a board member of other ING Funds since 2011, and previously served as a Trustee of other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Sheryl K. Pressler has been a Trustee of the Classified Board Funds and other ING Funds since 2006. She has also served as the Chairperson of the Classified Board Funds’ Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Additional information about each 2013 Nominee and each Trustee can be found in Appendix M.

Who are the remaining Trustees?

J. Michael Earley, Patrick W. Kenny, Shaun P. Mathews, and Roger B. Vincent serve as Class I Trustees for IAE and IID; Class II Trustees for IDE and IRR; and Class III Trustees for IGA, IGD, and IHD. Each will serve until the 2014 annual meeting of the Classified Board Funds, at which time, they or their successors, will be considered for another three-year term.

Colleen D. Baldwin, Robert W. Crispin, and Peter S. Drotch currently serve, and effective on the Election Effective Date Messers. Jones and Obermeyer are expected to serve, as Class I Trustees for IGA, IGD, and IHD; Class II Trustees for IAE and IID; and Class III Trustees for IDE and IRR. Each will serve until the 2015 annual meeting of the Classified Board Funds, at which time, they or their successors, will be considered for another three-year term. Mr. Crispin has indicated that he will retire effective upon the Election Effective Date. For more information on Messers. Jones and Obermeyer, please see the biographical information provided on pages 23-24.

What is the required vote?

Shareholders of all of the Classified Board Funds will vote separately as a single class on the election of each Classified Board Nominee. The election of each 2013 Nominee must be approved a majority of the votes cast at the Annual Meeting at which a quorum is present. Shareholders who vote for Proposal Five will vote for each 2013 Nominee. Those shareholders who wish to withhold their vote on any specific 2013 Nominee may do so on the Proxy Card.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the Classified Board Nominees. The Board is recommending that the shareholders vote “FOR” each of the Classified Board Nominees.

PROPOSAL SIX — ELECTION OF THE PPR NOMINEES

ING Prime Rate Trust (“PPR”)

What is Proposal Six?

The Board has nominated 13 individuals (each a “PPR Nominee,” and collectively, the “PPR Nominees”) for election as Trustees of PPR. Shareholders are asked to elect the PPR Nominees as Trustees, effective May 21, 2013 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement, or until a successor is duly elected and qualified.

The PPR Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Dr. Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph Obermeyer, each of whom is not currently a member of the Board, but who serve as directors or trustees to other investment companies in the ING Fund Complex (the “ING Funds”). Each PPR Nominee with the exception of Mr. Mathews is an independent or disinterested person, which means they are not an “interested person” of PPR, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Robert W. Crispin and Shaun P. Mathews currently serve as “Interested Trustees.” Mr. Crispin has announced his intention to retire effective on the Election Effective Date.

These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex and ING Investments to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. In furtherance of this effort, a proxy statement is being sent to shareholders of other ING Funds seeking approval of the PPR Nominees. If these proposals were all approved by shareholders, all ING Funds would be governed by a board made up of the same individuals. If the Board were constituted in this manner as of March 1, 2013, it would have overseen 182 funds with combined assets of $90.9 billion.

In reaching its conclusion to pursue a consolidated Board, the current Board members focused on the best interests of shareholders of PPR and other ING Funds for which these Board members serve in the same capacity. The Board concluded that such a consolidation likely would be in the best interests of such shareholders. In this connection, the Board considered, among other factors:  (1) the potential benefits of having a common governance structure that oversees all ING Funds; (2) the additional human resources, skill sets and experience that would be added to the Board through the consolidation; (3) the likely increase in the efficient use of human resources by management by virtue of supporting and meeting with a single consolidated board, rather than two separate boards; (4) the recognition that an increase in the efficient use of management’s human resources can ultimately redound to the benefit of shareholders, including  potential cost savings from operational enhancements; (5) anticipated reductions in certain insurance  premiums paid by the ING Fund Complex; (6) the fact that each Nominee who  is not already a member of the Board has experience as a board member of other ING Funds and, thus, is familiar with investment company board matters generally and matters relating to the ING Fund Complex in particular; (7) the willingness of ING U.S. to bear all costs relating to holding these shareholder meetings, including the costs associated with this Proposal regarding the election of Trustees (and similar proposals by other ING Funds); (8) the willingness of PPR’s investment advisers or their affiliates to bear certain additional costs relating to the increase in Board membership in recognition of the likely benefits to be realized by management from the consolidation; and (9) the continuation of the Board’s current committee structure.  Different Board members likely gave different weight to these different factors in making their determinations regarding the board consolidation.

In addition to considering the benefits of board consolidation, PPR’s Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nomination for Trustees, reviewed the qualifications, experience, and background of the PPR Nominees. Based upon this review, the Nominating and Governance Committee recommended each Nominee to the Board as a candidate for nomination as an Independent Trustee. At a meeting of the Board held on January 10, 2013, after discussion and further consideration of the matter, the Board voted to nominate the PPR Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as an Independent Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each PPR Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Who are the PPR Nominees and what are their qualifications?

Set forth below is pertinent information about each of the PPR Nominees.

Independent PPR Nominees

Colleen D. Baldwin has been a Trustee of PPR and a board member of other ING Funds since 2007. She has also served as the Chairperson of the PPR’s Nominating and Governance Committee since 2009. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of PPR and a board member of other ING Funds since 2005. He has also served as Chairperson of PPR’s International/Balanced/Fixed-Income Funds Investment Review Committee (the “I/B/F IRC”) since 2006 and, prior to that, as Chairperson of PPR’s Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of PPR and a board member of other ING Funds since 2006. She has also served as the Chairperson of PPR’s’ Domestic Equity Funds Investment Review Committee (the “DE IRC”) since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a board member of other ING Funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of PPR and a board member of other ING Funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council.  Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Trustee of PPR and a board member of other ING Funds since 2002. He has also served as Chairperson of PPR’s Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Martin J. Gavin has been a board member of other ING Funds since 2011, and previously served as a Trustee of other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a board member of other ING Funds since 2007. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of PPR and a board member of other ING Funds since 2005. He has also served as the Chairperson of PPR’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a board member of other ING Funds since 2003. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and postgraduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of PPR and a board member of other ING Funds since 2006. She has also served as the Chairperson of PPR’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of PPR and a board member of other ING Funds since 2002. He has also served as Chairman of the Board since 2007 and he previously served as Chairperson of PPR’s Contracts Committee and the DE IRC. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr. Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Interested PPR Nominee

Shaun P. Mathews has been a Trustee of PPR and a board member of other ING Funds since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each PPR Nominee and each Trustee can be found in Appendix M.

What is the required vote?

Shareholders of PPR will vote collectively as a single class on the election of each PPR Nominee. The election of each PPR Nominee must be approved a plurality of the votes cast at the Annual Meeting at which a quorum is present. Shareholders who vote for Proposal Six will vote for each PPR Nominee. Those shareholders who wish to withhold their vote on any specific PPR Nominee may do so on the Proxy Card.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the PPR Nominees. The Board is recommending that the shareholders vote “FOR” each of the PPR Nominees.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

If elected, each 2013 Nominee and each PPR Nominee (each a “Nominee,” and collectively, the “Nominees”) would serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until their death, resignation, or retirement or until a successor is duly elected and qualified. The Independent Trustees have adopted a policy requiring each Independent Trustee to retire, without further action on the part of the Independent Trustee or the Board as of the close of business on December 31 of the calendar year in which such Independent Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Trustees, the Retirement Date for an Independent Trustee may be extended to a later date if, as a result of such retirement, the Trust would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Trustees).

What are the Trustees paid for their services?

Each Independent Trustee is compensated for their services, on a quarterly basis, according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

Each Fund pays each Independent Trustee a pro rata share of: (1) an annual retainer of $200,000; (2) with respect to Mr. Vincent, as Chairperson of the Board, an additional annual retainer of $80,000; (3) with respect to Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by the Funds is based on each Fund’s average net assets as a percentage of the average net assets of all ING Funds, for which the Trustee serve in common as Trustees.

Deferred Compensation Plan

The Board has established a deferred compensation plan for the Independent Trustees (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan, any Independent Trustee may elect to defer receipt of all or a portion of their annual compensation received from a Fund. Deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in shares of certain other ING Funds. This has the same economic effect for the Trustee as if the Trustee had invested the deferred amounts in such other portfolios. The Deferred Compensation Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund.

Future Compensation Payment for Services Rendered on or before May 9, 2007

Each Independent Trustee who was a Trustee on or before May 9, 2007, and who will have served as an Independent Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Trustee: (1) retires in accordance with the Board’s Retirement Policy; (2) dies; or (3) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of their retirement, death, or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of their retirement, death, or disability. Each applicable Trustee may elect to receive payment of their benefit in a lump sum or in three substantially equal payments.

Appendix N details the compensation paid to the Trustees by each Fund and by all the ING Funds for the most recent fiscal year.

Do the Independent Trustees and the Nominees own shares of the Funds or certain affiliate entities?

The Board has adopted a policy requiring each Independent Trustee to make an initial investment of at least $100,000, either directly or indirectly, in one or more ING Funds on whose boards they serve. Further, the policy requires that any Independent Trustee who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Trustee that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Trustee invests at least $25,000 per year in the Funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement). Investments made indirectly through participation in the Board’s Deferred Compensation Plan would be counted towards the $100,000 investment requirement, and an Independent Trustee would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

Appendix O provides the dollar value of all shares of each Fund and of all ING Funds held directly or indirectly by each Independent Trustee and each Nominee as of a recent date. To the best of the Funds’ knowledge as of February 12, 2013, no Independent Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Fund and the Independent Trustees, Nominees, and Officers of the Funds owned, as a group, less than 1% of the shares of each class by each Fund. As of February 12, 2013, none of the Independent Trustees, Nominees who are not and will not be interested persons of any Fund, or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

How is the Board structured?

The Funds are governed by the Trusts’ Board, which oversees the Funds’ business and affairs. The Board delegates the day-to-day management of the Trusts and its Funds to the Trusts’ officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees. The Funds are eight of 21 registered investment companies (with a total of approximately 147 separate series) under the oversight of the Board and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Funds. The responsibilities of the Board Chairman include: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Trustees, officers of the Funds, management personnel, and legal counsel to the Independent Trustees; and (4) such other duties as the Board periodically may determine. Mr. Vincent holds no position with any firm that is a sponsor of the Funds.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Funds to review the scope of the Funds’ audit, the Funds’ financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of four Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Messrs. Boyer, Drotch, and Earley and Ms. Baldwin. If elected, Messrs. Gavin and Obermeyer are expected to serve on the Audit Committee. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Expert, as defined in SEC rules under the Sarbanes-Oxley Act of 2002. The Audit Committee, which currently meets regularly five times per year, held six meetings during the calendar year ended December 31, 2012.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Funds boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Trusts’ Advisers or sub-advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four Independent Trustees: Messrs. Kenny and Vincent, and Mses. Chadwick and Pressler. If elected, Dr. DePrince and Mr. Jones are expected to serve on the Compliance Committee. Mr. Kenny currently serves as Chairperson of the Compliance Committee.  The Compliance Committee, which currently meets regularly four times per year, held five meetings during the calendar year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, and at the discretion of the Board, other agreements or plans involving the Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, sub-sub-advisers, the administrator, and the distributor, in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Trustee its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent. If elected, Dr. DePrince and Messrs. Jones and Obermeyer are expected to serve on the Contracts Committee. Ms. Pressler currently serves as Chairperson of the Contracts Committee. The Contracts Committee, which currently meets regularly seven times per year, held nine meetings during the calendar year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to investment management activities performed by the Adviser and sub-advisers on behalf of the Funds, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Fund. The Funds are monitored by the following Investment Review Committees:

Each committee is described below:

DE IRC Committee. The DE IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the DE IRC: Ms. Chadwick, and Messrs. Earley, Kenny, Mathews, and Vincent. If elected, Messrs. Jones and Obermeyer are expected to serve on the DE IRC. Ms. Chadwick currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

I/B/F IRC Committee. The I/B/F IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Mses. Baldwin and Pressler, and Messrs. Boyer, Crispin, and Drotch. If elected, Dr. DePrince and Mr. Gavin are expected to serve on the I/B/F IRC. Mr. Boyer currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

The DE IRC and the I/B/F IRC sometimes meet jointly to consider matters for Funds that are reviewed jointly by the Committees. The Committees regularly meet jointly six times per year, and held seven meetings during the calendar year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustee and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustee; (7) overseeing the Board’s annual self-evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustee at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: (1) such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected); and (2) all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect a Trustee, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee consists of four Independent Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. If elected, Messrs. Gavin and Obermeyer are also expected to serve on the Nominating and Governance Committee. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four times per year, held two meetings during the calendar year ended December 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law and regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks of potential legislative changes, and the risk of conflicts of interest affecting ING affiliates and personnel in managing the Funds. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds. In addition, many service providers to the Funds have adopted their own policies, procedures and controls designed to address particular risks to the Funds. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Funds, including the CCO for the Funds and the separate persons who serve as CCOs to its Adviser and, if applicable, affiliated sub-advisers, the Board’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (1) the Compliance Committee regarding compliance with regulatory requirements; (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (3) the Audit Committee with respect to financial reporting controls and internal audit activities; (4) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Funds. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio manager(s). Although the IRD works closely with management of the Funds in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Board.

Indemnification of Trustees

Each Trustee is entitled to be indemnified and held harmless by the Funds from and against liabilities and expenses (“Liabilities”) the Trustee may incur by reason of serving as a Trustee, other than Liabilities the Trustee would otherwise be subject to by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties (referred to as “Disabling Conduct”). The Funds maintain errors and omissions and officers and directors liability insurance for the benefit of the Funds and their officers and Trustees (“D&O Insurance”). Under the terms of the D&O Insurance, the Funds are entitled to recover amounts paid by the Funds to indemnify Trustees for Liabilities, subject to certain limitations.  In circumstances in which a Fund is not able to indemnify the Trustees, subject to certain limitations, the Trustees are entitled to protections directly under the D&O Insurance.  In addition, under an Administration Agreement with each Fund, ING Funds Services, LLC, Administrator to the Funds, has agreed to provide a limited indemnification to the Funds and the Independent Trustees for expenses that arise in connection with a civil claim or regulatory action brought against the Fund or an Independent Trustee arising from the Administrator’s failure to meet its contractual obligations in preparing the Fund’s registration statement, and for an Independent Trustee’s costs of defense of such a claim or action. The indemnification for an Independent Trustee would not apply if: (1) coverage of the expenses is available to the Independent Trustee from the Funds or under the D&O Insurance; (2) the Independent Trustee has engaged in Disabling Conduct; (3) the disclosure giving rise to the civil claim or regulatory action was provided by or on behalf of an Independent Trustee for inclusion in the Fund’s registration statement; or (4) such indemnification is not allowed under applicable law.

How often does the Board meet?

The Board currently conducts regular meetings eight times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

Who are the officers of the Funds?

The Funds’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Funds, together with each such person’s position with the Funds and principal occupation for the last five years, are listed in Appendix P.

What are the officers paid for their services?

The Funds do not pay their officers for the services they provide to the Funds. Instead, the officers who are also officers or employees of the Adviser or its affiliates are compensated by the Adviser or its affiliates.

PROPOSAL SEVEN — APPROVAL OF THE NEW ING IM SUB-ADVISORY AGREEMENT

ING Asia Pacific High Dividend Equity Income Fund (“IAE”)	ING Global Equity Dividend and Premium Opportunity Fund (“IGD”)
ING Emerging Markets High Dividend Equity Fund (“IHD”)

(each a “New ING IM Fund,” and collectively, the “New ING IM Funds”)

What is Proposal Seven?

Shareholders of the New ING IM Funds are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed ING IM Sub-Advisory Agreement”). If shareholders approve Proposal Seven, ING IM would serve as an additional sub-adviser to each New ING IM Fund. ING Investments initially anticipates allocating assets only to IIM; however, in the future, to pursue ING Investments may, at its discretion, allocate a portion of a New ING IM Fund’s assets to ING IM, and may change the allocation of the New ING IM Fund’s assets among all sub-advisers of the New ING IM Fund.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events. If shareholders approve Proposal Seven, a Change of Control Event resulting from the Separation Plan would result in the automatic termination of the Proposed ING IM Sub-Advisory Agreement if it is approved by shareholders. Therefore, in addition to the Proposed New ING IM Sub-Advisory Agreement, as part of this Proposal Seven, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the ING IM Funds’ sub-adviser?

IIMA currently serves as sub-adviser to the New ING IM Funds. For more information on the current sub-advisory arrangements, please see Proposal Three.

What will ING IM’s role be with respect to the New ING IM Funds?

Currently, ING Investments anticipates allocating assets initially only to IIMA. In the future, to pursue a New ING IM Fund’s investment objective, ING Investments may, at its discretion, allocate a portion of a New ING IM Fund’s assets to ING IM, and may change the allocation of the New ING IM Fund’s assets among all sub-advisers to that New ING IM Fund. This would permit ING Investments to take advantage of the investment resources of its affiliates, wherever located. Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the portion of a New ING IM Fund’s average daily net assets it manages at the same rate payable to ING IM pursuant to the fee schedule in the Proposed New ING IM Sub-Advisory Agreement.

Why is a new sub-advisory arrangement proposed?

The Proposed New ING IM Sub-Advisory Agreement would permit ING Investments to obtain from ING IM investment advice; including factual information, research reports, investment recommendations, and trading services and to grant to ING IM investment management authority if ING Investments believes that doing so would benefit a New ING IM Fund. ING Investments believes that the Proposed New ING IM Sub-Advisory Agreement will provide flexibility and allow ING Investments to access a broader talent base to build the best portfolio management teams to serve the New ING IM Funds by allowing the New ING IM Funds to access portfolio managers and investment personnel located in other offices who might have specialized expertise with respect to various types of investments and investment techniques.

What are the terms of the Proposed New ING IM Sub-Advisory Agreement?

The description of the Proposed New ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed New ING IM Sub-Advisory Agreement included in Appendix G.

Fees. ING IM would only receive sub-advisory fees to the extent that ING Investments actually allocates assets of the New ING IM Funds to ING IM to manage. ING Investments, and not the New ING IM Funds, would be responsible for paying any fees due under the Proposed ING IM Sub-Advisory Agreement. The table below indicates the sub-advisory fee paid to IIMA and the fees that may be paid to ING IM if the Proposal is approved.

Fund	Current IIMA Sub-Advisory Fee (as a percentage of average daily managed assets)	Proposed ING IM Sub-Advisory Fee (as a percentage of average daily managed assets)
IAE	0.65%	0.5175%
IGD	0.69%	0.4725%
IHD	0.575%	0.5175%

Appendix I provides information on the compensation paid to ING IM by investment companies with similar investment objectives to the new ING IM Funds.

Services. The Proposed New Sub-Advisory Agreement would appoint ING IM to act as the investment sub-adviser and manager to it allocated portion of its allocated portion of each New ING IM Fund’s assets and provide its services in accordance with each New ING IM Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, subject to the supervision of the Board, ING IM will provide a continuous investment program for its allocated portion of each New ING IM Fund and determine in its discretion the composition of the assets of its allocated portion of each New ING IM Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in its allocated portion of the New ING IM Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of its allocated portion of each New ING IM Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the New ING IM Fund, when these transactions should be executed, and what portion of the allocated assets of the New ING IM Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of its allocated portion of each New ING IM Fund, ING IM shall make decisions for the New ING IM Fund as to foreign currency matters.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any New ING IM Fund; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the sub-advisory agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the New ING IM Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Fund; or (3) ING Investments. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the New ING IM Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments cease to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the New ING IM Funds’ shareholders vote “FOR” Proposal Seven to appoint ING IM as sub-adviser to the New ING IM Funds and implement the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, determined to:  (1) appoint ING IM as sub-adviser to the ING IM Funds; and (2) approve the Proposed ING IM Sub-Advisory Agreement with ING IM under which it would serve as sub-adviser to the ING IM Funds.

In determining whether to approve the Proposed New ING IM Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING IM Sub-Advisory Agreement should be approved for the ING IM Funds.  The materials provided to the Board to inform its consideration of whether to approve the Proposed New ING IM Sub-Advisory Agreement with ING IM included: (1) memoranda and related materials provided to the Board in advance of its January 10, 2013 meeting discussing management’s rationale for recommending that ING IM serve as sub-adviser to the ING IM Funds to secure additional resources for the ING IM Funds, which may be used in managing ING IM Fund assets in the future; (2) ING IM’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (3) supporting documentation, including copies of the forms of the Proposed ING IM Sub-Advisory Agreement with ING IM; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as sub-adviser to the ING IM Funds, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed ING IM Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that no ING IM Fund assets would be allocated to ING IM immediately upon its appointment but that such assets could be allocated to ING IM’s management in the future; (6) that the portfolio management team for the New ING IM Funds would not change and the appointment of ING IM did not involve a modification to the resources currently devoted to the New ING IM Funds’ management or their investment philosophy or strategies; (7) the fairness of the compensation under the Proposed ING IM Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as sub-adviser to the New ING IM Funds; (8) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (9) the sub-advisory fee rate payable by ING Investments to ING IM; (10) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (11) the appropriateness of the selection of ING IM in light the New ING IM Funds’ investment objective and investor base; and (12) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

In determining to approved the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board considered the same factors and reached the same conclusions, as applicable, as described in the section entitled “Separation Plan — Factors Considered by the Board.”

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a sub-adviser to the New ING IM Funds under the Proposed ING IM Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust’s Chief Compliance Officer whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Proposed ING IM Sub-Advisory Agreement for the New ING IM Funds. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed New ING IM Sub-Advisory Agreement by shareholders of a New ING IM Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each New ING IM Fund will vote separately on Proposal Seven and all shareholders of all classes of shares of each New ING IM Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Seven?

If the shareholders of a New ING IM Fund do not approve the relevant Proposed New ING IM Sub-Advisory Agreement with ING IM, ING IM would not be able to serve the New ING IM Fund as an additional sub-adviser for that New ING IM Fund under the Proposed New ING IM Sub-Advisory Agreement.

GENERAL INFORMATION

Who is asking for my vote?

The Board is soliciting your vote.

How is my proxy being solicited?

The Funds have retained D.F. King & Co., Inc. (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $372,781 which will be paid by ING Investments or an affiliate. As the date of the Annual Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, they are not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Annual Meeting, you may contact the Solicitor toll-free at (800) 848-2998. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements?

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Annual Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot must be received no later than 5:00 P.M. on May 5, 2013. Appendix Q sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

If there are insufficient votes to approve any Proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the relevant Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Appendix R hereto lists the persons that, as of February 12, 2013 owned beneficially or of record 5% or more of the outstanding shares of the Funds.

Who are the Funds’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for the Funds. The Board has selected KPMG as the independent public accountant to examine and report on the financial statements of the Fund for the fiscal year ending February 29, 2012.

As part of its oversight of each Fund’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Fund’s financial statements for the most recently completed fiscal year. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as the independent public accounting firm for each Fund for the fiscal year ending February 28, 2013.

The fees paid to KPMG for professional audit services during the Funds’ most recent fiscal years ended February 29, 2012 and February 28, 2011, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Fund, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Funds for the fiscal years ended February 29, 2012 and February 28, 2011 are described in Appendix S.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (1) all audit and non-audit services to be rendered to the Fund by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Fund, the Adviser, and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, as amended, and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of each Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of each Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the relevant Funds with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 29, 2012, its Reporting Persons complied with all applicable filing requirements.

What is the deadline for submitting a shareholder proposal for the Funds’ 2013 Annual Meeting?

It is anticipated that the next annual meeting of a Fund will be held in June 2014, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at a Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than November 29, 2013, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in a Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. As the Funds’ bylaws do not contain such an advance notice provision, for each Fund’s 2013 Annual Meeting of shareholders, shareholders must submit to the relevant Fund written notice of a shareholder proposal on or before November 29, 2013.

How can Shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What if a proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the Proposals discussed in this Proxy Statement.

Who pays for this Proxy Solicitation?

The Funds will not pay the expenses in connection with the Notice of Annual Meeting, this Proxy Statement, or the meeting of shareholders. ING Investments or an affiliate will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. These expenses are estimated to be $858,869.

In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary
April 1, 2013
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A: PORTFOLIO MANAGERS

The following table sets forth the portfolio managers responsible for the day-to-day management of the Funds.

Fund	Portfolio Managers
IAE

ING Investment Management Advisers, B.V.

Manu Vandenbulck, Portfolio Manager (since 2012)

Robert Davis, Portfolio Manager (since 2012)

Nicolas Simar, Portfolio Manager (since 2012)

Willem van Dommelen, Portfolio Manager (since 2007)

Edwin Cuppen, Portfolio Manager (since 2010)

IDE

ING Investment Management Co. LLC

Martin Jansen, Portfolio Manager (since 2010)

Brian Madonick, Portfolio Manager (since 2010)

Frank van Etten, Portfolio Manager (since 2010)

Paul Zemsky, Portfolio Manager (since 2010)

Joseph Vultaggio, Portfolio Manager (since 2010)

IGA

ING Investment Management Advisers, B.V.

Pieter Schop, Portfolio Manager (since 2012)

Bert Veldman, Portfolio Manager (since 2012)

Willem van Dommelen, Portfolio (since 2012)

Edwin Cuppen, Portfolio Manager (since 2012)

IGD

ING Investment Management Advisers, B.V.

Bruno Springael, Portfolio Manager (since 2011)

Herman Klein, Portfolio Manager (since 2010)

Nicolas Simar, Portfolio Manager (since 2005)

Bas Peters, Portfolio Manager (since 2005)

Willem Van Dommelen, Portfolio Manager (since 2005)

Edwin Cuppen, Portfolio Manager (since 2010)

IHD

ING Investment Management Advisers, B.V.

Manu Vandenbulck, Portfolio Manager (since 2011)

Robert Davis, Portfolio Manager (since 2012)

Willem van Dommelen, Portfolio Manager (since 2011)

Edwin Cuppen, Portfolio Manager (since 2011)

IID

ING Investment Management Co. LLC

Martin Jansen, Portfolio Manager (since 2007)

David Rabinowitz, Portfolio Manager (since 2012)

ING Investment Management Advisers, B.V.

Manu Vandenbulck, Portfolio Manager (since 2007)

Nicolas Simar, Portfolio Manager (since 2007)

Edwin Cuppen, Portfolio Manager (since 2010)

Willem van Dommelen, Portfolio Manager (since 2010)

IRR

ING Investment Management Co. LLC

Paul Zemsky, Portfolio Manager (since 2006)

Frank van Etten, Portfolio Manager (since 2010)

John Bailey, Portfolio Manager (since 2011)

Joseph Basset, Portfolio Manager (since 2010)

Jody Hrazanek, Portfolio Manager (since 2006)

PPR	ING Investment Management Co. LLC Dan Norman, Managing Director, Group Head (since 2000) Jeff Bakalar, Managing Director, Group Head (since 2000)

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson - Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker - Director, Chairman and Chief Executive Officer

Michael J. Gioffre - Chief Compliance Officer

Mark D. Weber - Director and Executive Vice President

Shaun P. Mathews - Director and Executive Vice President

Christine L. Hurtsellers - Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT ADVISORS, B.V.

Schenkkade 65

2595 AS The Hague

The Netherlands

Name and Title

Gilbert van Hassel — Chief Executive Officer

Mark den Hollander — Director & Chief Risk Officer

Dirk Buggenhout — Director & Chief Operating Officer

Andre van den Heuvel — Director & Chief Marketing Officer

Martin Nijkamp — Director

Dudley Keiller — Chief Financial Officer

Hieu Giang — Chief Compliance Officer

APPENDIX C: FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for each Fund’s most recently completed fiscal year.

Fund	Administrative Services Fees ($)	Fees Paid to the Distributor ($)	Affiliated Brokerage Commissions Paid ($)
IAE	207,007	N/A	None
IDE	396,117	N/A	None
IGA	229,446	None	None
IGD	1,010,416	None	None
IHD	264,563	N/A	None
IID	83,374	N/A	164.46
IRR	314,582	None	None
PPR	2,977,255	None	None

APPENDIX D: FORM OF PROPOSED ADVISORY AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT, made as of [Date], is by and [Trust] (the “Fund”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”)).

W I T N E S S E T H:

WHEREAS, the Fund is a closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render advice and services pursuant to the terms and provisions of this Agreement, and the Adviser is willing to furnish said advice and services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.              Employment:

With respect to ING Emerging Markets High Dividend Equity Fund, ING Infrastructure, Industrials and Materials Fund, and ING International High Dividend Equity Income Fund only:

The Fund hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Board of Trustees of the Fund (the “Trustees”). The Adviser shall, except as otherwise provided for herein, render or make available all services needed for the management of the investment operations of the Fund, and shall, as part of its duties hereunder (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request; (iii) furnish such office space and personnel as is needed by the Fund; and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trustees.

Subject to the approval of the Trustees of the Fund, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement. The Fund and Adviser understand and agree that the Adviser may manage the Fund with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things: (i) continually evaluate the performance of any Sub-Adviser to the Fund; and (ii) periodically make recommendations to the Fund’s Trustees regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to the approval of the Trustees of the Fund, a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for the Fund.

With respect to ING Asia Pacific High Dividend Equity Income Fund, ING Global Advantage and Premium Opportunity Fund, ING Global Equity Dividend and Premium Opportunity Fund, and ING Risk Managed Natural Resources Fund only:

The Fund hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Board of Trustees of the Fund (the “Trustees”). The Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request; (iii) furnish such office space and personnel as is needed by the Fund; and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trustees.

Subject to the approval of the Trustees of the Fund, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement. The Fund and Adviser understand and agree that the Adviser may manage the Fund with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things: (i) continually evaluate the performance of any Sub-Adviser to the Fund; and (ii) periodically make recommendations to the Fund’s Trustees regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to the approval of the Trustees of the Fund, a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for the Fund.

With respect to ING Prime Rate Trust only:

The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Trust, subject to the supervision and direction of the Trustees. The Adviser shall, as part of its duties hereunder (i) furnish the Trust with advice and recommendations with respect to the investment of the Trust’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may request, (iii) permit its officers and employees to serve without compensation as Trustees of the Trust if elected to such positions and (iv) in general superintend and manage the investment of the Trust, subject to the ultimate supervision and direction to the Trust’s Board of Trustees.

Subject to the approval of the Trustees of the Fund, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement. The Fund and Adviser understand and agree that the Adviser may manage the Fund with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things: (i) continually evaluate the performance of any Sub-Adviser to the Fund; and (ii) periodically make recommendations to the Fund’s Trustees regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to the approval of the Trustees of the Fund, a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for the Fund.

2.              The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

3.              The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4.              The Adviser agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund’s assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

5.              The Fund will from time to time furnish to the Adviser detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Adviser such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Adviser may reasonably request.

6.              Whenever the Adviser has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” the Adviser shall designate an affiliate as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Adviser or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

7.              The Adviser shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Adviser; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; salaries of personnel involved in placing orders for the execution of the Fund’s portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and registration statement of the Fund, as may be amended or supplemented from time to time (the “Registration Statement”) as filed with the SEC or other communications for distribution to its shareholders; legal, auditing and accounting fees; Board-approved trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its costs for such services.

8.              The Adviser may delegate the performance of certain investment advisory services, as described hereunder, to a Sub-Adviser.

9.              In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the [Trust/Company]’s Board of [Trustee/Director]s investment advisory firms (however organized) to provide investment advice to the Fund, and, at the expense of the Adviser, engage (which engagement may also be by the [Trust/Company]) any such investment advisory firm to render investment advice and manage the investments of the Fund and the composition the Fund’s portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Fund’s investment objective or objectives and policies as stated in the [Trust/Company]’s Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Fund:

(a)         periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Fund, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(b)         prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of Trustees may reasonably request;

(c)          review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of Trustees;

(d)         review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of Trustees;

(e)          perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f)           supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under each Sub-Adviser’s Sub-Advisory Agreement;

(g)          assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Adviser Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h)         monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of the Fund, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i)             if appropriate, analyze and recommend for consideration by the Fund’s Board of Trustees termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to Fund;

(j)            identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k)         designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l)             perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

10.

(a)         The Fund agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Adviser, a management fee equal to the amount specified for the Fund on Schedule A.

(b)         The management fees shall be accrued daily by the Fund and paid to the Adviser at the end of each calendar month.

(c)          To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions, the Adviser shall reimburse the Fund for the amount of such excess.

(d)         The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Adviser has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

11.       The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act, as amended.

12.       Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Declaration of Trust or By-Laws of the Fund, or any applicable statute or regulation, or to relieve or deprive the Trustees of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

13.

(a)         In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)         Notwithstanding the foregoing, the Adviser agrees to reimburse the Fund for any and all costs, expenses, and counsel and Trustees’ fees reasonably incurred by the Fund in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the Adviser or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Adviser or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Fund’s Trustees, or (ii) is within the sole control of the Adviser or any of its affiliates or any of their officers, directors, employees or shareholders. The Adviser shall not be obligated pursuant to the provisions of this subparagraph 12(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Adviser or any of its affiliates from the sale of his shares of the Adviser, or similar matters. So long as this Agreement is in effect, the Adviser shall pay to the Fund the amount due for expenses subject to this subparagraph 12(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Adviser or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

(c)          No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

14.       This Agreement shall become effective on the date first written above, subject to the condition that the Fund’s Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect through two years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

15.       This Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Adviser, and by the Adviser upon sixty (60) days written notice to the Fund.

16.       This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, as amended.

17.       This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

18.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

19.       The term “majority of the outstanding voting securities” of the Fund shall have the meaning as set forth in the 1940 Act, as amended.

20.       This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisors Act of 1940, or any rules or orders of the SEC thereunder.

APPENDIX E: ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Advisory Agreement was last approved by shareholders, the advisory fee schedule, any contractual limits on expenses that the Adviser has entered into with respect to the Funds, and the amount of the advisory fees paid to the Adviser for the fiscal year ended February 29, 2012.

Funds	Date Approved by Shareholders	Advisory Fee Schedule (as a percentage of average daily managed assets)	Expense Limits	Advisory Fees Paid ($)
IAE	03/27/07	1.15%	1.50%	2,380,612
IDE	12/14/09	1.00%	1.25%	3,961,226
IGA	09/15/05	0.75%	1.00%	1,720,867
IGD(1)	03/28/05	1.05%	1.20%	10,609,514
IHD	03/17/11	1.15%	1.50%	3,042,520
IID	07/13/07	1.00%	1.25%	833,752
IRR	10/24/06	1.00%	1.30%	3,145,863
PPR	08/25/00	0.80 of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).	1.05% of average daily Managed Assets, plus 0.15% of average daily net assets	9,527,214

(1)         ING Investments, LLC will waive twenty basis points from the investment management fee payable by IGD for a period of five years, commencing on the date of the Investment Management Agreement. For the next four years ending on April 1, 2013, the amount of the fee waiver will decrease by five basis points per year.

APPENDIX F: COMPENSATION PAID TO THE ADVISER BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to ING Investments (or its affiliate, Directed Services LLC) and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Income

	Effective Advisory Fee Rate	Net Assets
Fund/Portfolio	(as a % of average daily net assets)	($)
ING Floating Rate Fund	0.55%	258,532,246
ING Franklin Income Portfolio	0.63%	826,777,470
ING Global Advantage and Premium Opportunity Fund*	0.75%	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund*	1.00%	976,610,401
ING Global Target Payment Fund	0.08%	81,593,802
ING GNMA Income Fund	0.47%	982,358,538
ING International High Dividend Equity Income Fund*	1.00%	82,211,430
ING Limited Maturity Bond Portfolio	0.27%	398,420,416
ING Liquid Assets Portfolio	0.27%	1,270,531,981
ING MFS Total Return Portfolio	0.70%	851,009,296
ING Prime Rate Trust*	0.80%	1,215,271,147
ING Senior Income Fund*	0.80%	768,394,035
ING Strategic Income Fund	N/A	N/A

Total Return

	Effective Advisory Fee Rate	Net Assets
Fund/Portfolio	(as a % of average daily net assets)	($)
ING American Funds Asset Allocation Portfolio	N/A	404,446,078
ING American Funds Global Growth and Income Portfolio	N/A	14,822,842
ING American Funds International Growth and Income Portfolio	N/A	11,154,407
ING Asia Pacific High Dividend Equity Income Fund	1.15%	207,418,552
ING Balanced Portfolio	0.50%	525,977,554
ING BlackRock Inflation Protected Bond Portfolio	0.40%	1,202,490,078
ING Bond Portfolio	0.21%	460,990,044
ING Capital Allocation Fund	0.08%	190,262,450
ING Clarion Global Real Estate Portfolio	0.79%	299,239,966
ING Clarion Real Estate Portfolio	0.72%	665,393,562
ING Core Equity Research Fund	0.68%	364,942,265
ING DFA Global Allocation Portfolio	0.25%	11,910,747
ING Diversified Emerging Markets Debt Fund	N/A	N/A
ING Emerging Markets Corporate Debt Fund	N/A	41,121
ING Emerging Markets Equity Dividend Fund	1.15%	33,913,988
ING Emerging Markets Hard Currency Debt Fund	N/A	41,121
ING Emerging Markets High Dividend Equity Fund*	1.15%	319,564,644
ING Emerging Markets Local Currency Debt Fund	N/A	41,121
ING GET U.S. Core Portfolio - Series 11	0.60%	6,983,881
ING GET U.S. Core Portfolio - Series 12	0.60%	9,596,375
ING GET U.S. Core Portfolio - Series 13	0.60%	16,183,960
ING GET U.S. Core Portfolio - Series 14	0.60%	34,491,488
ING Global Bond Fund	0.40%	616,357,851
ING Global Bond Portfolio	0.50%	411,073,370
ING Global Real Estate Fund	0.71%	3,436,556,103
ING Goldman Sachs Commodity Strategy Portfolio	0.83%	94,644,555
ING Growth and Income Core Portfolio	0.65%	123,476,441
ING Growth and Income Portfolio	0.50%	3,891,473,650
ING High Yield Bond Fund	0.51%	151,245,351
ING Index Plus International Equity Fund	0.55%	96,029,042
ING Index Plus LargeCap Portfolio	0.35%	644,145,998
ING Index Plus MidCap Portfolio	0.40%	610,870,784
ING Index Plus SmallCap Portfolio	0.40%	263,893,971
ING Index Solution Income Portfolio	0.10%	188,951,094
ING Infrastructure, Industrials and Materials Fund*	1.00%	394,265,188

Total Return

	Effective Advisory Fee Rate	Net Assets
Fund/Portfolio	(as a % of average daily net assets)	($)
ING Intermediate Bond Fund	0.17%	821,504,790
ING Intermediate Bond Portfolio	0.40%	2,267,185,374
ING International Real Estate Fund	0.93%	474,659,100
ING Invesco Van Kampen Comstock Portfolio	0.60%	331,115,250
ING Invesco Van Kampen Equity and Income Portfolio	0.55%	720,067,817
ING Invesco Van Kampen Growth and Income Portfolio	0.64%	534,172,802
ING Large Cap Value Fund	0.65%	228,542,508
ING Large Cap Value Portfolio	0.65%	357,136,791
ING MFS Utilities Portfolio	0.60%	592,641,095
ING PIMCO High Yield Portfolio	0.49%	1,001,651,532
ING PIMCO Total Return Bond Portfolio	0.56%	3,656,148,349
ING PIMCO Total Return Portfolio	0.46%	1,304,923,866
ING Pioneer Fund Portfolio	0.72%	77,867,328
ING Pioneer High Yield Portfolio	0.60%	108,386,847
ING Real Estate Fund	0.70%	983,420,673
ING Retirement Conservative Portfolio	0.14%	678,807,054
ING Retirement Growth Portfolio	0.14%	4,419,758,210
ING Retirement Moderate Growth Portfolio	0.14%	3,023,047,393
ING Retirement Moderate Portfolio	0.14%	1,816,085,045
ING Retirement Solution Income Fund	N/A	N/A
ING Risk Managed Natural Resources Fund*	1.00%	298,724,915
ING Short Term Bond Fund	N/A	N/A
ING Solution Income Portfolio	0.10%	211,957,611
ING Solution Moderate Portfolio	0.10%	45,735,008
ING Strategic Allocation Conservative Portfolio	0.08%	82,929,556
ING Strategic Allocation Moderate Portfolio	0.08%	143,393,428
ING T. Rowe Price Capital Appreciation Portfolio	0.64%	4,319,986,474
ING T. Rowe Price Equity Income Portfolio	0.64%	1,462,883,349
ING U.S. Stock Index Portfolio	0.26%	4,316,486,823
ING UBS U.S. Large Cap Equity Portfolio	0.70%	137,822,971

* Rates are as a percentage of average daily managed assets.

APPENDIX G: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, [Registrant Name] (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.              Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to the Fund, the term “Fund” shall be interpreted for purposes of this Agreement to include those assets of the Fund over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

2.              Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)         The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)             The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and, if applicable, manage the Fund so that no action or omission on the part of the Sub-Adviser shall cause the Fund to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)       In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Fund. With respect to portfolio securities to be settled through the Depository Fund Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)      The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)         The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)      The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)          The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)         With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.              Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Adviser, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of the Fund are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the

Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.              Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.              Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.              Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the advisory fee under said Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Advisory Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.              Expense Sharing.

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8.              Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Fund and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.              Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Fund), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Fund may be the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

11.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

12.       Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund,, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.       Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.       Liability.

With respect to the Funds listed on schedule B-1

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

With respect to the Funds listed on Schedule B-2:

The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, or other employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

With respect to the Funds listed on Schedules B-3 and B-4:

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting the Fund; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16. Indemnification.

With respect to the Funds listed on Schedules B-1, B-2, and B-4:

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

With respect to the Funds listed on Schedule B-3:

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

With respect to all Funds:

(c)          The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

In addition, with respect to the Funds listed on Schedule B-2:

A Sub-Adviser Indemnified Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager unless the Manager has failed to provide a defense in accordance with the provisions hereof.

With respect to all Funds:

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

In addition, with respect to the Funds listed on Schedule B-2:

A Manager Indemnified Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser unless the Sub-Adviser has failed to provide a defense in accordance with the provisions hereof.

17.       Duration and Termination.

(a)         This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until [ ] and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by: (1) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and (2) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other series of the Fund; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the Fund; (2) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of the Fund shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14, 15, and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)         Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

18.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.       Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

Schedule B

B-1

ING Asia Pacific High Dividend Equity Income Fund

ING Emerging Markets High Dividend Equity Fund

ING Global Advantage and Premium Opportunity Fund

ING Global Equity Dividend and Premium Opportunity Fund

ING Infrastructure, Industrials and Materials Fund

B-2	ING International High Dividend Equity Income Fund
B-3	ING Prime Rate Trust
B-4	ING Risk Managed Natural Resources Fund

APPENDIX H: SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT INFORMATION

The following tables set forth the date the current sub-advisory or sub-sub-advisory agreement was last approved by shareholders, the sub- advisory and sub-sub-advisory fee schedule, and the amount of the sub-advisory fees and sub-sub-advisory fees paid to ING IM or IIMA for the fiscal year ending February 29, 2012.

Fund	Date Approved by Shareholders	Sub-Advisory Fee Schedule (as a percentage of average daily managed assets)	Sub-Advisory Fees Paid ($)
IAE	03/27/07	0.6500%	1,345,904
IDE	12/14/09	0.8250%	3,268,863
IGA	ING IM: 09/15/05 IIMA: 12/20/12	ING IM: 0.3750% IIMA: 0.3750%	1,463,103
IGD	03/28/05	0.6900%	6,338,945
IHD	03/17/11	0.5750%	1,521,211
IID	07/13/07	0.8750%	729,719
IRR	10/24/06	0.8250%	2,595,997
PPR	07/14/03	0.3600%	4,287,738

of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).

1.              ING Investment Management Advisors B.V. will waive twelve basis points from the sub-advisory fee payable by ING Investments, LLC for a period of five years, commencing on the date of the Agreement. For the next four years ending on April 1, 2013, the amount of the fee waiver will decrease by three basis points per year.

Fund	Date Approved by Shareholders	Sub-Sub-Advisory Fee Schedule (as a percentage of average daily managed assets)	Sub-Sub-Advisory Fees Paid ($)
IID	07/13/07	0.5700%	294,551

APPENDIX I: COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory or sub-advisory fee rate paid to ING IM and the assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Income

	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
Fund/Portfolio	(as a % of average daily net assets)	($)
ING Floating Rate Fund	0.2475%	258,532,246
ING Global Advantage and Premium Opportunity Fund	0.3750% of average daily managed assets	232,035,620
ING Global Target Payment Fund	0.036%	81,593,802
ING GNMA Income Fund	0.2115% on the first $1 billion; 0.1800% on the next $4 billion; and 0.1575% in excess of $5 billion	982,358,538
ING International High Dividend Equity Income Fund	0.875% of average daily managed assets	82,211,430
ING Limited Maturity Bond Portfolio	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.	398,420,416
ING Liquid Assets Portfolio	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.	1,270,531,891
ING Prime Rate Trust	0.3600% of average daily managed assets	1,215,271,147
ING Senior Income Fund	0.36% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).	768,394,035
ING Strategic Income Fund	0.2475%	N/A

Total Return

	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
Fund/Portfolio	(as a % of average daily net assets)	($)
ING Balanced Portfolio	0.225%	525,977,554
ING Bond Portfolio	0.216% on the first $600 million; 0.198% on the next $400 million; 0.180% on the next $1 billion; 0.171% on the next $1 billion; and 0.162% in excess of $3 billion.	460,990,044
ING Capital Allocation Fund	Direct Investment: 0.360% on first $500 million; 0.349% on next $500 million; 0.338% on next $500 million; 0.326% on next $500 million; and 0.315% in excess of $2 billion. Underlying Funds: 0.02% invested in Underlying Funds.	190,262,450
ING Core Equity Research Fund	0.3150% on the first $250 million; 0.2925% on the next $250 million; 0.2813% on the next $250 million; 0.2700% on the next $1.25 billion; and 0.2475% in excess of $2 billion.	364,942,265
ING Diversified Emerging Markets Debt Fund	0.315%	N/A
ING Emerging Markets Corporate Debt Fund	0.3825%	41,121
ING Emerging Markets Hard Currency Debt Fund	0.2925%	41,121

Total Return

	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets
Fund/Portfolio	(as a % of average daily net assets)	($)
ING Emerging Markets Local Currency Debt Fund	0.315%	41,121
ING GET U.S. Core Portfolio - Series 11	Offering Period: 0.1125%	6,983,881
ING GET U.S. Core Portfolio - Series 12	Guarantee Period: 0.270%	9,596,375
ING GET U.S. Core Portfolio - Series 13		16,183,960
ING GET U.S. Core Portfolio - Series 14		34,491,488
ING Global Bond Fund	0.18%	616,357,851
ING Global Bond Portfolio	0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% in excess of $6 billion.	411,073,370
ING Growth and Income Core Portfolio	0.35%	123,476,441
ING Growth and Income Portfolio	0.225% on first $10 billion; 0.203% on next $5 billion; and 0.191% in excess of $15 billion.	3,891,473,650
ING High Yield Bond Fund	0.2295% on the first $1 billion; 0.2025 on the next $4 billion; and 0.1800% in excess of $5 billion.	151,245,351
ING Index Plus LargeCap Portfolio	0.158%	644,145,998
ING Index Plus MidCap Portfolio	0.180%	610,870,784
ING Index Plus SmallCap Portfolio	0.180%	263,893,971
ING Infrastructure, Industrials and Materials Fund	0.8250% of average daily managed assets	394,265,188
ING Intermediate Bond Fund	0.0765%	821,504,790
ING Intermediate Bond Portfolio	0.180%	2,267,185,374
ING Investment Grade Credit Fund	0.000%	10,978,370
ING Large Cap Value Fund	0.2925%	228,542,508
ING Large Cap Value Portfolio	0.2925% on the first $500 million; and 0.27% in excess of $500 million.	357,136,791
ING Retirement Solution Income Fund	Direct Investments: 0.135% Underlying Funds: 0.00%	N/A
ING Risk Managed Natural Resources Fund	0.825% of average daily managed assets	298,724,915
ING Short Term Bond Fund	0.1575%	N/A
ING Strategic Allocation Conservative Portfolio	0.02% invested in Underlying Funds 0.27% directly sub-advised by the Sub-Adviser (direct investments)	82,929,556
ING Strategic Allocation Moderate Portfolio	0.02% invested in Underlying Funds 0.27% sub-advised by the Sub-Adviser (direct investments)	143,393,428
ING U.S. Stock Index Portfolio	0.1170%	4,316,486,823

APPENDIX J: FORM OF PROPOSED IIMA SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

ING Asia Pacific High Dividend Equity Income Fund

This Sub-Advisory Agreement made as of [Date] between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company; and

WHEREAS, pursuant to an Investment Management Agreement, dated [Date] (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.              Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

2.              Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)         The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)             The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

(iii)       In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)      The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)         The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)      A complete written compliance checklist, in a form provided by the Manager, will be delivered to the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information, to the extent applicable, as of the immediately previous month’s end:

(i)             Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund; and

(ii)          Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)          The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(d)         The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

(e)          With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus and/or the most recent annual and semi-annual report, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.              Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of the Fund are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.              Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually.

5.              Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.              Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.              Expense Sharing. The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund and the Series to which the sub-Adviser acts as investment adviser and manager: all expenses or costs not ultimately borne by the Fund incurred in connection with creating, and ongoing organization of the Fund; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest; producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of ING Funds Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option; transitioning of assets resulting from sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”). The Sub-Adviser shall reimburse the Manager for 56.5% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.              Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.              Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Fund), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Fund may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

11.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12.       Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.       Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.       Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this agreement any action hereunder taken on its behalf by the Sub-Adviser.

16.       Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, or other employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

17.  Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.  Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until [Date] and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser at any time without payment of any penalty upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Asia Pacific High Dividend Equity Income Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Michael J. Roland.

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

20.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

ING Emerging Markets High Dividend Equity Fund

This AGREEMENT is made as of [Date] between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, ING Emerging Markets High Dividend Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated [Date] (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.     Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund and its series set forth on Schedule A hereto (together with the Fund, the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.     Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with’ the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and as soon as possible following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund . With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a complete written compliance checklist, in a form provided by the Manager, for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information as of the immediately previous month’s end:

(i)    Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund.

(ii)   Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)   The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations. The Manager will use reasonable efforts to make available to the Sub-Adviser information it may reasonably request and that is necessary to enable the Sub-Adviser to meet any regulatory or reporting requirement.

(d)   The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

(e)   With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.     Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Fund, subject to the Sub-Adviser’s duty to obtain best execution. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.     Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. Notwithstanding the terms of this Section 5, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.     Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears.

The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.     Expense Sharing. The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating and organizing the Fund; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest (such costs shall not include travel and entertainment expenses incurred in connection with the “road shows”); producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of ING Investments Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; and the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option (collectively, the “Covered Expenses”). The Sub-Adviser shall reimburse the Manager for 46% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.     Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.     Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)   The Sub-Adviser agrees that it shall notify the Manager and the Fund as soon as reasonably possible (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund as soon as reasonably possible of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall notify the Sub-Adviser as soon as reasonably possible (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.  Books and Records. The Fund and the Manager shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Fund or the services rendered by the Sub-Adviser relating to the Fund, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

11.  Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12.  Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this Agreement any action hereunder taken on its behalf by the Sub-Adviser.

16.  Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this Agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this Agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

17.  Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this Agreement, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-

Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.  Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. This Agreement shall remain in full force and effect until [Date] subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund, or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser without payment of any penalty, upon thirty (30) days’ written notice to the Fund and the Manager. After termination of this Agreement, the Manager and the Sub-Adviser will consult together on the proper completion of the services and transfer of the Sub-Adviser’s functions to the Manager or a third party; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager or the Fund becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all available records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Emerging Markets High Dividend Equity Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

20.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

ING Global Advantage and Premium Opportunity Fund

This AGREEMENT is made as [Date] between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, ING Global Advantage and Premium Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated [Date] (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.     Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund and its series set forth on Schedule A hereto (together with the Fund, the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.     Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with’ the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and as soon as possible following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

        (i)    The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

        (ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

        (iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund . With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

        (iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

        (v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

        (vi)  The Sub-Adviser will complete and deliver to the Manager a complete written compliance checklist, in a form provided by the Manager, for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information as of the immediately previous month’s end:

        (i)    Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund.

        (ii)   Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)   The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations. The Manager will use reasonable efforts to make available to the Sub-Adviser information it may reasonably request and that is necessary to enable the Sub-Adviser to meet any regulatory or reporting requirement.

(d)   The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

(e)   With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus and/or the most recent annual and semi-annual report, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.     Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Fund, subject to the Sub-Adviser’s duty to obtain best execution. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.     Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. Notwithstanding the terms of this Section 5, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.     Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears.

The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.     Expense Sharing. The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating, and ongoing organization of the Fund and the Series to which the sub-Adviser acts as investment adviser and manager:; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest(such costs shall not include travel and entertainment expenses incurred in connection with “road shows”); producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of ING Funds Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option; transitioning of assets resulting from sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”). The Sub-Adviser shall reimburse the Manager for 50.0% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.     Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.     Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)   The Sub-Adviser agrees that it shall notify the Manager and the Fund as soon as reasonably possible (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund as soon as reasonably possible of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall notify the Sub-Adviser as soon as reasonably possible (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.  Books and Records. The Fund and the Manager shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Fund or the services rendered by the Sub-Adviser relating to the Fund, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

11.  Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12.  Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this Agreement any action hereunder taken on its behalf by the Sub-Adviser.

16.  Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this Agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this Agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

17.  Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this Agreement, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-

Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.  Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. This Agreement shall remain in full force and effect until [Date] subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund, or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser without payment of any penalty, upon thirty (30) days’ written notice to the Fund and the Manager. After termination of this Agreement, the Manager and the Sub-Adviser will consult together on the proper completion of the services and transfer of the Sub-Adviser’s functions to the Manager or a third party; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager or the Fund becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all available records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Global Advantage and Premium Opportunity Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

20.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

ING Global Equity Dividend and Premium Opportunity Fund

AGREEMENT made as of [Date] between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, ING Global Equity Dividend and Premium Opportunity Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated [Date] (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.     Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Trust and its series set forth on Schedule A hereto (together with the Trust, the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.     Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees (the “Trustees” or the “Board”) and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. The Manager may consult the Sub-Adviser from time to time for the purpose of reviewing with representatives of the Manager and/or the Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.

(iii)  In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in substantially the format as attached as Schedule B, as such format may change from time to time, for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end:

(i)    Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series.

(ii)   Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)   The Sub-Adviser will use reasonable efforts to make available to the Trust and the Manager, upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(d)   The Sub-Adviser will provide reports substantially in the format as attached as Schedule C, as such format may change from time to time, to the Trust’s Trustees for consideration at meetings of the Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.     Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Trust, subject to the Sub-Adviser’s duty to obtain best execution. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.     Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. Notwithstanding the terms of this Section 5, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.     Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.

7.     Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the

“Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Trust, the Series or the Sub-Adviser’s services regarding the Series. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.     Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.     Books and Records. The Trust and the Manager, or an investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Series or the services rendered by the Sub-Adviser relating to the Series, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act., provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

10.  Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.  Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this agreement any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Trust. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Adviser is not responsible for any damage that the Series, the Trust, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

16.  Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this agreement, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the

Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust’s Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. This Agreement shall remain in full force and effect until [Date] subject to termination pursuant to this agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series, or (b) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser at any time without payment of any penalty upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager or the Trust becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all available records of each Series for which the Agreement is terminated shall be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Global Equity Dividend and Premium Opportunity Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attention: Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15

The Hague, The Netherlands

Attention: Hanneke Ketellapper

18.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)   Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(f)    This agreement may be executed in counterparts.

ING International High Dividend Equity Income Fund

This Sub-Advisory Agreement made as of [Date] between ING Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V. domiciled in The Hague, The Netherlands (the “Sub-Sub-Adviser”) (the “Agreement”).

WHEREAS, ING International High Dividend Equity Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company; and

WHEREAS, pursuant to a Sub-Advisory Agreement, dated [Date] (the “Sub-Advisory Agreement”), a copy of which has been provided to the Sub-Sub-Adviser, ING Investments, LLC, the Fund’s Adviser (the “Adviser”), has retained the Sub-Adviser to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Sub-Adviser in the Sub-Advisory Agreement, the Sub-Adviser wishes to retain the Sub-Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Sub-Adviser is willing to furnish such services to the Fund.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Sub-Adviser and the Sub-Sub-Adviser as follows:

1.     Appointment. The Sub-Adviser hereby appoints the Sub-Sub-Adviser to act as an investment adviser and manager to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Sub-Adviser is directed by the Sub-Adviser to provide investment advisory services.

2.     Sub-Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees; the Adviser and the Sub-Adviser, the Sub-Sub-Adviser will provide a continuous investment program for the assets of the Fund’s portfolio apportioned to the Sub-Sub-Adviser and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Sub-Adviser by the Sub-Adviser prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Sub-Adviser further agrees as follows:

(a)   The Sub-Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Sub-Adviser has received a copy, and with the Sub-Adviser’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Sub-Adviser and agreed to by the Sub-Sub-Adviser. In carrying out its duties under the Sub-Sub-Adviser Agreement, the Sub-Sub-Adviser will comply with the following policies and procedures:

        (i)    The Sub-Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

        (ii)   The Sub-Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Sub-Adviser gives the Sub-Sub-Adviser written instructions to the contrary. The Sub-Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Sub-Adviser or to any agent of the Sub-Adviser designated by the Sub-Adviser in writing.

The Sub-Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Sub-Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Sub-Adviser will submit a voting recommendation to the Sub-Adviser for such proxies. In making such recommendations, the Sub-Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

        (iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

        (iv)  The Sub-Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Sub-Adviser. The parties acknowledge that the Sub-Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

        (v)   The Sub-Sub-Adviser will provide the Sub-Adviser, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Sub-Adviser) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

        (vi)  A complete written compliance checklist, in a form provided by the Sub-Adviser, will be delivered to the Sub-Adviser for each month by the 10th business day of the following month.

(b)   The Sub-Sub-Adviser will use reasonable efforts to make available to the Fund and the Sub-Adviser, promptly upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Sub-Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)   The Sub-Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Trustees and the Sub-Adviser may reasonably request.

(d)   With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus and/or the most recent annual and semi-annual report, the Sub-Adviser hereby authorizes and directs the Sub-Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Sub-Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Sub-Adviser for such investment purposes.

3.     Broker-Dealer Selection. The Sub-Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Sub-Adviser, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Sub-Adviser may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Sub-Adviser’s or the Sub-Adviser’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Sub-Adviser will consult with the Sub-Adviser to the end that portfolio transactions on behalf of the Fund are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Sub-Adviser. To the extent consistent with these standards, the Sub-Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Sub-Adviser, or an affiliate of the Sub-Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Sub-Adviser shall determine consistent with the above standards, and the Sub-Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.     Disclosure about Sub-Sub-Adviser. The Sub-Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Sub-Adviser or information relating, directly or indirectly, to the Sub-Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Sub-Adviser will provide the Sub-Adviser with a copy of the Sub-Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.     Expenses. During the term of this Agreement, the Sub-Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Sub-Adviser, the Sub-Sub-Adviser will reimburse the Fund and/or the Sub-Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation. The Adviser or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.     Compensation. For the services provided to the Fund, the Sub-Adviser will pay the Sub-Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Sub-Advisory Agreement, the Sub-Adviser is solely responsible for the payment of fees to the Sub-Sub-Adviser, and the Sub-Sub-Adviser agrees to seek payment of its fees solely from the Sub-Adviser; provided, however, that if the Fund fails to pay the Sub-Adviser all or a portion of the management fee under said Sub-Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Sub-Advisory Agreement and the Sub-Adviser will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.     Expense Sharing. The Sub-Sub-Adviser hereby agrees to reimburse the Sub-Adviser for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating and ongoing organization of the Fund and the Series to which the Sub-Adviser acts as investment adviser and manager; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest; producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; and the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option; transitioning of assets resulting from sub-sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”). The Sub-Sub-Adviser shall reimburse the Sub-Adviser for 57.0% of Covered Expenses. The Sub-Adviser shall provide to the Sub-Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.     Marketing Materials.

(a)   During the term of this Agreement, the Sub-Sub-Adviser agrees to furnish the Sub-Adviser at its principal office for prior review and approval by the Sub-Adviser all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Fund, and Sub-Sub-Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Sub-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Sub-Adviser in any way, prior to the use thereof, and the Sub-Adviser shall not use any such materials if the Sub-Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Sub-Adviser, its services and its clients. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.     Compliance.

(a)   The Sub-Sub-Adviser agrees to use reasonable compliance techniques as the Sub-Adviser or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)   The Sub-Sub-Adviser agrees that it shall promptly notify the Sub-Adviser and the Fund (i) in the event that the SEC has censured the Sub-Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Sub-Adviser further agrees to notify the Sub-Adviser and the Fund promptly of any material fact known to the Sub-Sub-Adviser respecting or relating to the Sub-Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Fund), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Sub-Adviser agrees that it shall promptly notify the Sub-Sub-Adviser (i) in the event that the SEC has censured the Sub-Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Sub-Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.  Books and Records. The Sub-Sub-Adviser hereby agrees that all records which it maintains for the Fund may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Sub-Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

11.  Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Sub-Adviser and the Sub-Sub-Adviser, and the Sub-Adviser shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Sub-Adviser by the Sub-Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Sub-Adviser or the Sub-Adviser, or if available from a source other than the Sub-Adviser, Sub-Sub-Adviser or the Fund.

12.  Non-Exclusivity. The services of the Sub-Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Representations Respecting Sub-Sub-Adviser. The Sub-Adviser agrees that neither the Sub-Adviser, nor affiliated persons of the Sub-Adviser, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Sub-Adviser, except with the prior permission of the Sub-Sub-Adviser.

14.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Sub-Adviser.

15.  Liability. The management services provided by the Sub-Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, or other employees or agents of the Sub-Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

16.  Indemnification.

(a)   The Sub-Adviser agrees to indemnify and hold harmless the Sub-Sub-Adviser, any affiliated person of the Sub-Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Sub-Adviser (all of such persons being referred to as “Sub-Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities to the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund or to any affiliated person of the Sub-Adviser by a Sub-Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 15 of this Agreement, the Sub-Sub-Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and any controlling person of the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Sub-Adviser’s responsibilities as Sub-Sub-Adviser of the Fund which (1) may be based upon the Sub-Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Sub-Adviser, or any affiliated person of the Sub-Sub-Adviser by the Sub-Adviser Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser agrees that it shall promptly notify the Sub-Sub-Adviser of any material changes in the Registration Statement of the Fund.

(c)   The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Sub-Adviser Indemnified Person unless such Sub-Sub-Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Sub-Adviser Indemnified Person (or after such Sub-Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Sub-Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Sub-Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Sub-Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent the Sub-Adviser and the Sub-Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Sub-Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Sub-Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Sub-Sub-Adviser Indemnified Person. The Sub-Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Sub-Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Sub-Adviser Indemnified Person. A Sub-Sub-Adviser Indemnified Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser unless the Sub-Adviser has failed to provide a defense in accordance with the provisions hereof.

(d)   The Sub-Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Sub-Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Sub-Adviser of any such claim shall not relieve the Sub-Sub-Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Sub-Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Sub-Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Sub-Adviser to represent both the Sub-Sub-Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Sub-Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Sub-Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Sub-Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Sub-Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified

Person. A Sub-Adviser Indemnified Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Sub-Adviser unless the Sub-Sub-Adviser has failed to provide a defense in accordance with the provisions hereof.

17.  Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Sub-Adviser or the Sub-Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until [Date] and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (i) by the Sub-Adviser at any time, upon sixty (60) days’ written notice to the Sub-Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Sub-Adviser and the Sub-Sub-Adviser, or (iii) by the Sub-Sub-Adviser at any time without payment of penalty upon three (3) months’ written notice unless the Fund or the Sub-Adviser requests additional time to find a replacement for the Sub-Sub-Adviser, in which case the Sub-Sub-Adviser shall allow the additional time requested by the Fund or Sub-Adviser not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Sub-Adviser and the Fund, in the event either the Sub-Sub-Adviser (acting in good faith) or the Sub-Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Sub-Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Sub-Adviser does not receive compensation for its services from the Sub-Adviser or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of the Fund for which the Agreement is terminated shall promptly be returned to the Sub-Adviser or the Fund, free from any claim or retention of rights in such record by the Sub-Sub-Adviser, although the Sub-Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING International High Dividend Equity Income Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Chief Counsel

If to the Sub-Adviser:

ING Investment Management Co. LLC

One Orange Way, C1-N

Windsor, CT 06095

Attention: Christopher Kurtz

With a copy to:

ING Investment Management Co. LLC

230 Park Avenue

New York, NY 10169

Attention: General Counsel

If to the Sub-Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

18.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Sub-Adviser and the Sub-Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Sub-Adviser acknowledges that the Sub-Sub-Adviser enjoys the rights of a third party beneficiary under the Sub-Advisory Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Sub-Adviser as an agent or co-partner of the Sub-Adviser, or constituting the Sub-Adviser as an agent or co-partner of the Sub-Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

APPENDIX K: COMPENSATION PAID TO IIMA BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory or sub-advisory fee rate paid to IIMA and the assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Income

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets ($)
ING Global Advantage and Premium Opportunity Fund	0.3750% of average daily managed assets	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund	0.69% of average daily managed assets	976,610,401
ING International High Dividend Equity Income Fund	0.5700% of average daily managed assets	82,211,430

Total Return

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets ($)
ING Asia Pacific High Dividend Equity Income Fund	0.65% of average daily managed assets	207,418,552
ING Emerging Markets Equity Dividend Fund	0.50% on the first $100 million of average daily net assets; 0.45% on the next $150 million of average daily net assets; 0.40% thereafter	33,913,988
ING Emerging Markets High Dividend Equity Fund	0.575% of average daily managed assets	319,564,644
Emerging Markets Debt Fund	0.43% of average daily net assets	1,114,918,000
Emerging Markets Debt Fund	0.43% of average daily net assets	1,165,102,000

APPENDIX L: BOARD CONSIDERATION OF ADVISORY, SUB-ADVISORY, AND SUB-SUB-ADVISORY CONTRACTS ON NOVEMBER 29, 2012

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory, sub-advisory and sub-sub-advisory contracts will remain in effect only if the Board, including a majority the Independent Trustees, annually review and approve them. At a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments (the “Adviser”) and the Funds, the sub-advisory contracts (“Sub-Advisory Contracts”) with ING IM or IIMA, as applicable (together, the “Sub-Adviser”), and the sub-sub-advisory contracts (“Sub-Sub- Advisory Contracts”) with IIMA (also, the “Sub-Sub-Adviser”), as applicable.

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Fund’s advisory, sub-advisory and sub-sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory, sub-advisory, and sub-sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory, sub-advisory and sub-sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Funds’ existing Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory, sub-advisory and sub-sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory, sub-advisory and sub-sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory, sub-advisory, and sub-sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory, sub-advisory and sub-sub-advisory, as well as the review and approval of new advisory, sub-advisory and sub-sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management or other sources and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser, Sub-Adviser, and Sub-Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser and Sub-Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged or unusually exceeded a Fund’s relevant benchmark, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”) and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory, sub-advisory, and sub-sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory, sub-advisory and sub-sub-advisory arrangements

(including the Funds’ Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent, and Quality of Service

In determining whether to approve the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser, Sub-Adviser, and Sub-Sub-Adviser. This included information regarding the Sub-Adviser and Sub-Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Sub-Adviser and Sub-Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds) advisory contracts and sub-advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trusts’ Chief Investment Risk Officer; and (10) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep the ultimate parent company of the Adviser and ING IM, had announced plans for the separation of its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and ING IM, into an independent, standalone company. The Board further noted that this separation may result in the Adviser and ING IM’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect the Adviser and ING IM’s businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory, sub-advisory and sub-sub-advisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. During the review process that led to the Board’s approvals on November 29, 2012, the Board also was in the process of conducting a separate and ongoing due diligence review relating to potential change in control contract approvals. The Board recognized, though, that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds, Adviser and ING IM, including their ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and ING IM currently provide. In this regard, the Board noted that the Adviser and ING IM did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

For each Fund, The Fund’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of each Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with each Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any

Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs and the Board to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Sub-Adviser and Sub-Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trusts’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Sub-Adviser and Sub-Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that each of the Funds, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Sub-Adviser and Sub-Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory, sub-advisory and sub-sub-advisory fee rates of the Sub-Adviser and Sub-Sub-Adviser primarily on the factors noted above and factors specific to each

Fund. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in Sub-Adviser or portfolio managers; and strategy modifications.

APPENDIX M: NOMINEES

The following table sets forth information concerning each Nominee. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held or to be Held with the Fund(1)	Term of Office and Length of Time Served as Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Trustee(1)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin Age: 52	Trustee.	07/07-Present	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	182	None.
John V. Boyer Age: 59	Trustee.	02/05-Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/ 08-Present). Formerly, Consultant (07/07-02/08).	182	None.
Patricia W. Chadwick Age: 64	Trustee.	01/06-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).	182	Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).
Albert E. DePrince, Jr. Age: 71	Trustee.	N/A	Professor of Economics and Finance, Middle Tennessee State University (08/1991-Present) and various positions with Academy of Economics and Finance (2003-2012).	182	None.
Peter S. Drotch Age: 71	Trustee.	10/07-Present	Retired.	182	First Marblehead Corporation (09/03- Present).
J. Michael Earley Age: 67	Trustee.	02/05-Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08)	182	None.
Martin J. Gavin Age: 62	Trustee.	N/A	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).	182	None.
Russell H. Jones Age: 68	Trustee.	N/A	Retired. Director, Hill — Stead Museum (non-profit) (08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).	182	None.
Patrick W. Kenny Age: 70	Trustee.	02/05-Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).	182	Assured Guaranty Ltd. (04/04-Present).
Joseph E. Obermeyer Age: 55	Trustee.	N/A	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).	182	None.
Sheryl K. Pressler Age: 62	Trustee.	01/06-Present	Consultant (05/01-Present).	182	Stillwater Mining Company (05/02-Present).
Roger B. Vincent Age: 67	Trustee.	02/06-Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/89-08/11).	182	UGI Corporation (02/06-Present) and UGI Utilities, Inc. (02/06-Present).

Name and Age	Position(s) Held or to be Held with the Fund(1)	Term of Office and Length of Time Served as Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Trustee(1)	Other Board Positions Held by Trustee
Trustee who is an “Interested Person”
Shaun P. Mathews(2) Age: 57	Trustee.	06/06-Present	President and Chief Executive Officer, ING Investments (11/06-Present).	182	ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)         The term of service begins with the earliest date of service by the Trustee.  With respect to a Registrant launched after that date, the Trustee has served since that Registrant’s inception.

(2)         Mr. Mathews is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC; the distributor, ING Investments Distributor, LLC; and the administrator, ING Funds Services, LLC.

APPENDIX N: TRUSTEE COMPENSATION

The following table sets forth the compensation received by the Trustees for the fiscal year ended February 29, 2012. Messrs. Crispin and Mathews are “interested persons,” as defined in  the 1940 Act, of the Funds because of their affiliation with ING Groep, the parent corporation of the Adviser and Distributor. Trustees who are interested persons do not receive any compensation from the Funds. No Trustee receives pension or retirement benefits that are accrued as part of Fund expenses.

	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
Fund	($)	($)	($)	($)	($)	($)	($)	($)
IAE	779	792	792	712	779	779	886	926
IDE	1,484	1,510	1,510	1,357	1,484	1,484	1,688	1,764
IGA	852	868	868	781	853	853	970	1,014
IGD	3,785	3,850	3,850	3,462	3,785	3,785	4,302	4,496
IHD(2)	909	925	925	832	909	909	1,033	1,080
IID	313	318	318	286	313	313	356	372
IRR	1,191	1,211	1,211	1,089	1,191	1,191	1,353	1,414
PPR	3,405	3,463	3,463	3,114	3,405	3,405	3,870	4,044
Pension or Retirement Benefits Accrued as part of Fund Expenses	0	0	0	0	0	0	0	0
Total Compensation from the Funds and Fund Complex Paid to Trustees(3)	293,000	298,000	298,000	268,000	293,000	293,000	333,000	348,000

(1)         During the fiscal year ended February 29, 2012, Messrs. Boyer and Kenny deferred $20,000 and $73,250 of their compensation, respectively, payable by the ING Funds.

(2)         IHD commenced operations on April 26, 2011.

(3)         Trustee compensation includes compensation paid by other funds that are not discussed in this document. As of February 29, 2012, the Fund Complex consisted of 140 registered investment companies or series thereof.

APPENDIX O: TRUSTEE AND NOMINEE OWNERSHIP OF FUND SECURITIES

The following table sets forth information regarding each Trustee’s and Nominee’s ownership of shares of a Fund and all ING Funds as of December 31, 2012. If a Fund is not listed in the table below, no Trustee or Nominee holds shares of that Fund.

	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley	Martin J. Gavin	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent	Robert W. Crispin	Shaun P. Mathews
Portfolio	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee	Over 100,000(1)	Over 100,000 10,001-50,000(1)	Over 100,000	Over 100,000(1)	Over 100,000	Over 100,000	Over 100,000(1)	Over 100,000(1)	Over 100,000 Over 100,000(1)	Over 100,000(1)	Over 100,000(1)	Over 100,000 Over 100,000(1)	None	Over 100,000 50,001-100,000(1)

(1)         Includes the value of shares in which a Trustee or Nominee has an indirect interest through a deferred compensation plan and/or 401(k) plan.

APPENDIX P: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Funds. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	11/06-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).
Michael J. Roland Age: 54	Executive Vice President	01/05-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/12-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	01/05-Present 09/09-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).
Kevin M. Gleason Age: 46	Chief Compliance Officer	02/12-Present	Senior Vice President, ING Investment Management, LLC (02/12-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12)
Todd Modic Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	05/05-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).
Kimberly A. Anderson Age: 48	Senior Vice President	01/05-Present	Senior Vice President, ING Investments, LLC (10/03-Present).
Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	05/06-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).
Maria M. Anderson Age: 54	Vice President	01/05-Present	Vice President, ING Funds Services, LLC (09/04-Present).
Fred Bedoya Age: 40	Vice President and Treasurer	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).
Lauren D. Bensinger Age: 59	Vice President	01/05-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 45	Vice President	01/05-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/1997-Present). Formerly, Treasurer, ING Funds (11/99-02/12).
Jason Kadavy Age: 36	Vice President	09/12-Present	Vice President, ING Funds Services, LLC (07/07-Present).
Kimberly K. Springer Age: 55	Vice President	03/06-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/10-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Craig Wheeler Age: 43	Assistant Vice President	05/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).
Theresa K. Kelety Age: 50	Assistant Secretary	01/05-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 49	Secretary	01/05-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).
Paul A. Caldarelli Age: 61	Assistant Secretary	06/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

Additional Officers of ING Prime Rate Trust Only
Daniel A. Norman Age: 55	Senior Vice President Treasurer	08/95-Present 06/97-Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (01/00-Present).
William H. Rivoir, III Age: 62	Senior Vice President and Assistant Secretary	01/01-Present	Senior Vice President, ING Investment Management Co. LLC (01/04-Present).
Jeffrey A. Bakalar Age: 53	Senior Vice President	11/99-Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (01/00-Present).
Elliot A. Rosen Age: 59	Senior Vice President	05/2002-Present	Senior Vice President, ING Investment Management Co. LLC (02/99-Present).

(1)         The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified. The term of service begins with the earliest date of service by the officer. With respect to Funds launched after that date, the Officer has served in the same position since the Fund’s inception.

APPENDIX Q: SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date.

Fund	Total Shares Outstanding
IAE	12,649,218.0016
IDE	19,805,002.0000
IGA	18,340,486.9884
IGD	97,548,925.0000
IHD	19,455,882.0000
IID	8,385,049.0000
IRR	22,766,048.0000
PPR	147,371,193.3050

APPENDIX R: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any Fund’s outstanding shares as of February 12, 2013.

Fund	Name and Address of Shareholder(1)	Shares Held	Percentage of Fund
IAE	Cede & Co, New York, NY 10274	12,643,741.0000	99.96%
IDE	Cede & Co, New York, NY 10274	19,798,539.0000	99.97%
IGA	Cede & Co, New York, NY 10274	18,331,002.0000	99.95%
IGD	Cede & Co, New York, NY 10274	97,437,851.0000	99.89%
IHD	Cede & Co, New York, NY 10274	19,439,182.0000	99.91%
IID	Cede & Co, New York, NY 10274	8,373,119.0000	99.86%
IRR	Cede & Co, New York, NY 10274	22,753,868.0000	99.95%
PPR	Cede & Co, New York, NY 10274	139,778,072.0000	94.85%

APPENDIX S:  FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during each Fund’s fiscal years ended February 29, 2012 and February 28, 2011, as well as fees billed for other services rendered by KPMG to the Funds.

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Fund	2012	2011	2012	2011	2012	2011	2012	2011
IAE	25,000	24,500	2,400	2,150	7,589	7,572	0	0
IDE	25,000	24,500	2,400	2,150	7,602	24,447	0	0
IGA	25,000	24,500	2,400	2,150	7,590	7,648	2,458	2,500
IGD	25,000	24,500	2,400	2,150	7,642	7,751	2,458	2,500
IHD	24,500	N/A	2,400	N/A	7,278	N/A	0	N/A
IID	25,000	24,500	2,400	2,150	7,581	7,600	0	0
IRR	22,800	22,300	2,400	2,150	7,595	7,654	0	0
PPR	73,500	73,500	2,400	2,150	6,734	6,648	0	0

(1)         Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)         Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)         Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)         All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table shows non-audit fees billed by KPMG during the calendar years ended December 31, 2012 and December 31, 2011 for services rendered to the ING Funds, the Adviser, and any entity controlling, controlled, or under common control with the Adviser that provides ongoing services to the ING Funds.

Aggregate Non-Audit Fees

2012	2011
$2,085,015	$1,849,032

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ING-CE-PRX-0313

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56456-Z60027	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

6.	To elect 13 nominees to the Board of Trustees of ING Prime Rate Trust.
				☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain				For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

								☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56457-Z60027

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56458-Z60027	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

5.	To elect five nominees to the Boards of Trustees of the Fund.
					☐	☐	☐
Nominees:

01) John V. Boyer
02) Patricia W. Chadwick
03) Albert E. DePrince, Jr.
04) Martin J. Gavin
05) Sheryl K. Pressler

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	7.	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund.			☐	☐	☐

3.

To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, B.V. (“IIMA”) with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56459-Z60027

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56460-Z60027	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

5.	To elect five nominees to the Boards of Trustees of the Fund.
					☐	☐	☐
Nominees:

01) John V. Boyer
02) Patricia W. Chadwick
03) Albert E. DePrince, Jr.
04) Martin J. Gavin
05) Sheryl K. Pressler

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	3.

To approve a new investment sub-advisory agreement between  ING  Investments  and  ING  Investment Management Advisors, B.V. (“IIMA”) with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

									☐	☐	☐

2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56461-Z60027

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56462-Z60027	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

5.	To elect five nominees to the Boards of Trustees of the Fund.
					☐	☐	☐
Nominees:

01) John V. Boyer
02) Patricia W. Chadwick
03) Albert E. DePrince, Jr.
04) Martin J. Gavin
05) Sheryl K. Pressler

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

									☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56463-Z60027

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56464-Z60027	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

5.	To elect five nominees to the Boards of Trustees of the Fund.
				☐	☐	☐
Nominees:

01) John V. Boyer
02) Patricia W. Chadwick
03) Albert E. DePrince, Jr.
04) Martin J. Gavin
05) Sheryl K. Pressler

	For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan. ☐	☐	☐	4.

To  approve a new investment sub-sub-advisory agreement between ING IM and IIMA with respect to ING International High Dividend Equity Income Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

								☐	☐	☐

2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56465-Z60027

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE